AS FILED WITH THE SEC ON SEPTEMBER 27, 2002.


                                                       REGISTRATION NO. 33-25434
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM N-4
                                   ----------


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                           PRE-EFFECTIVE AMENDMENT NO.               [ ]
                         POST-EFFECTIVE AMENDMENT NO. 17             [X]
                                       AND
                          REGISTRATION STATEMENT UNDER
                          THE INVESTMENT COMPANY ACT OF 1940         [ ]
                                AMENDMENT NO. 33                     [X]


                        (Check appropriate box or boxes)

                                   ----------

                       THE PRUDENTIAL INDIVIDUAL VARIABLE
                                CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                            THE PRUDENTIAL INSURANCE
                               COMPANY OF AMERICA
                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                    (Name and address of agent for service)

                                   Copies to:


CHRISTOPHER E. PALMER                ADAM SCARAMELLA
SHEA & GARDNER                       VICE PRESIDENT, CORPORATE COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
WASHINGTON, D.C. 20036               213 WASHINGTON STREET
                                     NEWARK, NEW JERSEY 07102

                                   ----------

It is proposed that this filing will become effective (check appropriate space):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on September 27, 2002 pursuant to paragraph (b) of Rule 485
        (date)


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on __________ pursuant to paragraph (a)(1) of Rule 485
         (date)
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
    Interests in Individual Variable Annuity Contracts
================================================================================

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

DISCOVERY(R) PLUS

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL," "WE" OR "US").


The Discovery Plus Variable Annuity offers a wide variety of investment choices, including a fixed interest-rate option, a real estate variable investment option and 34 variable investment options that invest in mutual funds managed by these leading asset mangers:

Prudential Investments LLC
Jennison Associates LLC
AIM Capital Management, Inc.
Alliance Capital Management, LP
Davis Advisors
Deutsche Asset Management Inc.
Fidelity Management & Research Company
GE Asset Management, Incorporated
INVESCO Funds Group, Inc.
Janus Capital Management LLC
Massachusetts Financial Services Company (MFS)
Pacific Investment Management
Company LLC (PIMCO)
Salomon Brothers Asset Management
Victory Capital Management Inc.

September 27, 2002

Please read this prospectus before investing in a Discovery Plus contract and keep it for future reference. Current prospectuses for each of the underlying mutual fund portfolios and the real estate investment option accompany this prospectus. These prospectuses contain important information about these investment options. Please read these prospectuses and keep them for reference. While Prudential stopped offering this variable annuity on November 30, 2001 for new sales, existing contractholders may continue to make additional purchase payments.

To learn more about Discovery Plus, you can request a copy of the Statement of Additional Information ("SAI") dated September 27, 2002. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The SEC maintains a Web site (http://,,www.sec.gov) that contains the Discovery Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 28 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:


Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN DISCOVERY PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                               TABLE OF CONTENTS
CAPTION                                                                  PAGE

GLOSSARY ................................................................  ii

SUMMARY .................................................................   1

SUMMARY OF CONTRACT EXPENSES ............................................   4


EXPENSE EXAMPLES ........................................................   7

1.   WHAT IS THE DISCOVERY PLUS VARIABLE
     ANNUITY? ...........................................................   9
     Beneficiary ........................................................   9
     Death Benefit ......................................................   9
     Other Contracts ....................................................  10

2.   WHAT INVESTMENT OPTIONS CAN I
     CHOOSE? ............................................................  10
     Variable Investment Options ........................................  10
     Fixed Interest-Rate Option .........................................  11
     Transfers Among Options ............................................  11
     Dollar Cost Averaging ..............................................  12
     Voting Rights ......................................................  13
     Substitution .......................................................  13
     Other Changes ......................................................  13

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE
     DURING THE INCOME PHASE?
     (ANNUITIZATION) ....................................................  13
     Payment Provisions .................................................  13
     Option 1: Life Annuity with 120 Payments
       (10 Years) Certain Option ........................................  13
     Option 2: Interest Payment Option ..................................  14
     Option 3: Other Annuity Options ....................................  14

4.   WHAT IS THE 1% BONUS? ..............................................  14

5.   HOW CAN I MAKE ADDITIONAL PURCHASE
     PAYMENTS IN THE DISCOVERY PLUS
     CONTRACT? ..........................................................  14
     Purchase Payments ..................................................  14
     Allocation of Purchase Payments ....................................  14
     Calculating Contract Value .........................................  14

6.   WHAT ARE THE EXPENSES ASSOCIATED
     WITH THE DISCOVERY PLUS CONTRACT? ..................................  15
     Insurance and Administrative Charges ...............................  15
     Annual Contract Fee ................................................  15
     Withdrawal Charge ..................................................  16
     Bonus Recapture ....................................................  16
     Critical Care Access ...............................................  16
     Taxes Attributable to Premium ......................................  17
     Company Taxes ......................................................  17

7.   HOW CAN I ACCESS MY MONEY? .........................................  17
     Automated Withdrawals ..............................................  17
     Suspension of Payments or Transfers ................................  17

8.   WHAT ARE THE TAX CONSIDERATIONS
     ASSOCIATED WITH THE DISCOVERY PLUS
     CONTRACT? ..........................................................  18
     Contracts Owned by Individuals (Not Associated
       with Tax Favored Retirement Plans) ...............................  18
     Contracts Used in Connection with Tax Favored
       Plans ............................................................  20

9.   OTHER INFORMATION ..................................................  26
     The Prudential Insurance Company of America ........................  26
     The Separate Account ...............................................  26
     The Real Property Account ..........................................  26
     Sale and Distribution of the Contract ..............................  26
     Assignment .........................................................  27
     Exchange Offer for Certain Contractowners ..........................  27
     Litigation .........................................................  27
     Financial Statements ...............................................  27
     Statement of Additional Information ................................  28
     Householding .......................................................  28
     Accumulation Unit Values ...........................................  29
     IRA Disclosure Statement ...........................................  32

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                                    GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

-------------------------------------------------------------------------------

ACCUMULATION PHASE. The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE. The date when income payments are scheduled to begin.


BONUS. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."


BENEFICIARY. The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE. This is the total value of your contract amount minus any applicable charges or fees.

CONTRACT DATE. The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER, OR YOU. The person entitled to the ownership rights under the contract.

CONTRACT VALUE. The total value of the amounts in a contract allocated to the variable investment options and the interest-rate option as of a particular date. This amount is referred to in your contract as the "contract fund."


DEATH BENEFIT. If the annuitant or contractowner dies, the designated person(s), that is, the beneficiary, will receive the total value of the contract, or a greater amount, depending on the age of the contract. See page 8 for a detailed description.


FIXED INTEREST-RATE OPTION. An investment option that offers a fixed rate of interest for a one year period.

INCOME OPTIONS. Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

MUTUAL FUND INVESTMENT OPTION. When you choose a mutual fund investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the Separate Account. The division of the Separate Account is referred to in your contract as a subaccount.

PURCHASE PAYMENTS. The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.


PRUDENTIAL ANNUITY SERVICE CENTER. For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is (888) PRU-2888. Prudential's Web Site is www.prudential.com.


REAL PROPERTY ACCOUNT. One of your variable investment options. It is a separate account established by Prudential to invest, through a partnership, in income-producing real property.

SEPARATE ACCOUNT. Purchase payments allocated to the mutual fund investment options are held by Prudential in a separate account called the Prudential Individual Variable Contract Account. The Separate Account is set apart from all of the general assets of Prudential.


TAX DEFERRAL. This is a way to generally increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.


VARIABLE INVESTMENT OPTIONS. The mutual fund investment options and the Real Property Account.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

1. WHAT IS THE DISCOVERY(R) PLUS VARIABLE ANNUITY?


This variable annuity contract, offered by Prudential, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 34 mutual fund investment options which are associated with portfolios of The Prudential Series Fund, Inc. ("Series Fund"). There is another variable investment option called the Variable Contract Real Property Account ("Real Property Account") and a fixed interest-rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.


The variable investment options are designed to offer the opportunity for a better return than the fixed interest-rate option. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.


Under contracts issued prior to May, 1993 the fixed interest-rate option offers an interest rate that is guaranteed to be not less than 4.0% per year. Beginning May, 1993, we began to issue contracts with a minimum guaranteed 3.1% interest rate, as such contracts were approved by the various states. While your money is in the fixed account, both the interest amount that your money will earn and your principal amount is guaranteed by us.


You can invest your money in any or all of the variable investment options and the fixed interest-rate option. You are always allowed at least four transfers each contract year among the mutual fund investment options. There are certain restrictions on transfers involving the fixed interest-rate option and the Real Property Account.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you choose to begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as age and the payout option you selected.


OTHER CONTRACTS. This prospectus describes the Discovery Plus contract, two versions of which were previously offered by Prudential. As of November 30, 2001, Prudential stopped offering this contract for new sales. The two versions of the contract previously offered had different features that are referred to throughout this prospectus.


2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the variable investment options that are described in the prospectuses located at the end of this prospectus:

                           THE PRUDENTIAL SERIES FUND

The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as variable investment options.


  Conservative Balanced Portfolio
  Diversified Bond Portfolio
  Equity Portfolio
  Flexible Managed Portfolio
  Global Portfolio
  Government Income Portfolio
  High Yield Bond Portfolio
  Jennison Portfolio
  Money Market Portfolio
  Natural Resources Portfolio
  Small Capitalization Stock Portfolio
  Stock Index Portfolio
  Value Portfolio
  SP Aggressive Growth Asset Allocation Portfolio
  SP AIM Aggressive Growth Portfolio
  SP AIM Core Equity Portfolio
  SP Alliance Large Cap Growth Portfolio
  SP Alliance Technology Portfolio
  SP Balanced Asset Allocation Portfolio
  SP Conservative Asset Allocation Portfolio
  SP Davis Value Portfolio

                       DISCOVERY(R) PLUS VARIABLE ANNUITY


  SP Deutsche International Equity Portfolio
  SP Growth Asset Allocation Portfolio
  SP INVESCO Small Company Growth Portfolio
  SP Jennison International Growth Portfolio
  SP Large Cap Value Portfolio
  SP MFS Capital Opportunities Portfolio
  (domestic and foreign equity)
  SP MFS Mid-Cap Growth Portfolio
  SP PIMCO High Yield Portfolio
  SP PIMCO Total Return Portfolio
  SP Prudential U.S. Emerging Growth Portfolio
  SP Small/Mid Cap Value Portfolio
  SP Strategic Partners Focused Growth Portfolio

  JANUS ASPEN SERIES

    Growth Portfolio--Service Shares


             THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Real Property Account is a separate account established by Prudential which, through a partnership, invests primarily in income-producing real property.


Depending upon market conditions, you may earn or lose money in any of these variable investment options. The value of your contract will fluctuate depending upon the investment performance of the variable investment options. Performance information for the variable investment options is provided in the SAI; accumulation unit values for the subaccounts of the Series Fund appear at the end of this prospectus. Past performance is not a guarantee of future results. The Real Property Account is not available for qualified contracts.


You can also put your money into a fixed interest-rate option.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you may not be able to change your payment plan without receiving our prior consent.

4. WHAT IS THE 1% BONUS?

Prudential will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three years the additional 1% may be added at Prudential's discretion. Also, the 1% will be recaptured if you make a withdrawal within six contract anniversaries after making the purchase payment.

5. HOW CAN I MAKE ADDITIONAL PURCHASE PAYMENTS TO THE DISCOVERY PLUS CONTRACT?


You can add $1,000 or more at any time during the accumulation phase of the contract (there are certain limitations for residents of New York and Oregon). Additional purchase payments for New York contracts must be at least $10,000. Under the version of the contract offered from April 1995 to November 30, 2001, contractholders of Oregon contracts may not make any additional purchase payments. Under the version of the contract offered prior to April 1995, contractowners of Oregon contracts may make additional purchase payments at any time in the amount of $1,000 or more. Your financial professional can help you fill out the proper forms.


6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

The contract has insurance features and investment features, and there are costs related to each.


We deduct a $30 contract fee on your contract anniversary (and also upon a full withdrawal) if your contract value is less than $10,000 at that time. For insurance and administrative costs, we also deduct an annual charge of 1.20% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the fixed interest-rate investment option.


There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will charge your contract for the required premium tax charge which currently can range up to 3.5%.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY


The mutual fund investment options also have their own expenses that apply to your investment. These annual expenses currently range from 0.39% to 1.30% of the average daily value of the mutual fund. The expenses of the Real Property Account investment option, which include a 1.25% management fee are substantially higher. See the Real Property Account prospectus located at the back of this prospectus for further information.


During the accumulation phase, if you withdraw money less than six years after making a purchase payment, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 4-7%.

7. HOW CAN I ACCESS MY MONEY?

You may take money out at any time during the accumulation phase. Each contract year you may withdraw your contract earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your purchase payments may be subject to a withdrawal charge. This charge initially is 7% but decreases 1% each contract anniversary for the 4th, 5th and 6th anniversaries from the date that each purchase payment was made. After the 6th contract anniversary, there is no charge for a withdrawal of that purchase payment. You may, however, be subject to income tax and a tax penalty if you make an early withdrawal.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

Your earnings are not generally taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase may be considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from Individual Retirement Annuity contracts are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

9. OTHER INFORMATION

This contract is issued by The Prudential Insurance Company of America, and sold by representatives.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES


The purpose of this summary is to help you to understand the costs you will pay for the Discovery Plus contract. This summary includes the expenses of the mutual funds used by the variable investment options but does not include any charge for premium taxes that might be applicable in your state. More detailed information can be found on page 15 under the section called, "What Are The Expenses Associated With The Discovery Plus Contract?" For more detailed expense information about the mutual funds, please refer to the prospectuses located at the back of this prospectus.


                                               NUMBER OF CONTRACT ANNIVERSARIES
TRANSACTION EXPENSES                    SINCE THE DATE OF EACH PURCHASE PAYMENT
-------------------------------------------------------------------------------
     WITHDRAWAL CHARGE:                0 .........   7% plus return of 1% bonus
     (see Note 1 below)                1 .........   7% plus return of 1% bonus
                                       2 .........   7% plus return of 1% bonus
                                       3 .........   6% plus return of 1% bonus
                                       4 .........   5% plus return of 1% bonus
                                       5 .........   4% plus return of 1% bonus
                                       6 .........   0%

     MAXIMUM ANNUAL CONTRACT FEE
     AND FULL WITHDRAWAL FEE:            .........   $30.00
     (see Note 2 below)

ANNUAL ACCOUNT EXPENSES
-------------------------------------------------------------------------------

As a percentage of the average account value in the variable investment options.

     MORTALITY AND EXPENSE RISKS AND
             ADMINISTRATIVE EXPENSE: .....................   1.20%
-------------------------------------------------------------------------------


Note 1: Withdrawal charges are imposed only on purchase payments. You may withdraw earnings without a charge. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made that contract year) without charge. There is no withdrawal charge on any withdrawals made under the critical care access option (see page 15) or on any amount used to provide income under the Life Annuity with 120 Payments (10 years) Certain Option (see page 12). Withdrawal charges are waived when a death benefit is paid.


Note 2: This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES


ANNUAL VARIABLE INVESTMENT OPTION EXPENSES
--------------------------------------------------------------------------------------------------------------

As a percentage of each option's average daily net assets:

                                                         INVESTMENT                            TOTAL EXPENSES
                                                         MANAGEMENT     OTHER      TOTAL       AFTER EXPENSE
                                                             FEE       EXPENSES   EXPENSES     REIMBURSEMENT(1)
--------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio                            0.55%       0.03%      0.58%           0.58%
  Diversified Bond Portfolio                                 0.40%       0.04%      0.44%           0.44%
  Equity Portfolio                                           0.45%       0.04%      0.49%           0.49%
  Flexible Managed Portfolio                                 0.60%       0.04%      0.64%           0.64%
  Global Portfolio                                           0.75%       0.09%      0.84%           0.84%
  Government Income Portfolio                                0.40%       0.07%      0.47%           0.47%
  High Yield Bond Portfolio                                  0.55%       0.05%      0.60%           0.60%
  Jennison Portfolio                                         0.60%       0.04%      0.64%           0.64%
  Money Market Portfolio                                     0.40%       0.03%      0.43%           0.43%
  Natural Resources Portfolio                                0.45%       0.07%      0.52%           0.52%
  Small Capitalization Stock Portfolio                       0.40%       0.08%      0.48%           0.48%
  Stock Index Portfolio                                      0.35%       0.04%      0.39%           0.39%
  Value Portfolio                                            0.40%       0.04%      0.44%           0.44%
  SP Aggressive Growth Asset Allocation Portfolio(2)         0.84%       0.90%      1.74%           1.04%
  SP AIM Aggressive Growth Portfolio                         0.95%       2.50%      3.45%           1.07%
  SP AIM Core Equity Portfolio                               0.85%       1.70%      2.55%           1.00%
  SP Alliance Large Cap Growth Portfolio                     0.90%       0.67%      1.57%           1.10%
  SP Alliance Technology Portfolio                           1.15%       2.01%      3.16%           1.30%
  SP Balanced Asset Allocation Portfolio(2)                  0.75%       0.52%      1.27%           0.92%
  SP Conservative Asset Allocation Portfolio(2)              0.71%       0.35%      1.06%           0.87%
  SP Davis Value Portfolio                                   0.75%       0.28%      1.03%           0.83%
  SP Deutsche International Equity Portfolio                 0.90%       2.37%      3.27%           1.10%
  SP Growth Asset Allocation Portfolio(2)                    0.80%       0.66%      1.46%           0.97%
  SP INVESCO Small Company Growth Portfolio                  0.95%       1.89%      2.84%           1.15%
  SP Jennison International Growth Portfolio                 0.85%       1.01%      1.86%           1.24%
  SP Large Cap Value Portfolio                               0.80%       1.18%      1.98%           0.90%
  SP MFS Capital Opportunities Portfolio                     0.75%       2.29%      3.04%           1.00%
  SP MFS Mid-Cap Growth Portfolio                            0.80%       1.31%      2.11%           1.00%
  SP PIMCO High Yield Portfolio                              0.60%       0.48%      1.08%           0.82%
  SP PIMCO Total Return Portfolio                            0.60%       0.22%      0.82%           0.76%
  SP Prudential U.S. Emerging Growth Portfolio               0.60%       0.81%      1.41%           0.90%
  SP Small/Mid Cap Value Portfolio                           0.90%       0.66%      1.56%           1.05%
  SP Strategic Partners Focused Growth Portfolio             0.90%       1.71%      2.61%           1.01%


                                                         INVESTMENT      12B-1      OTHER           TOTAL
JANUS ASPEN SERIES(3, 4)                               ADVISORY FEES      FEE     EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
  Growth Portfolio---Service Shares                          0.65%       0.25%      0.01%           0.91%
--------------------------------------------------------------------------------------------------------------

NOTES FOR ANNUAL MUTUAL FUND EXPENSES

These are the historical fund expenses for the year ended December 31, 2001. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract and will vary from year to year.

1 Reflects fee waivers, reimbursement of expenses, and expense reduction, if any.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY


2 Each Asset Allocation Portfolio of The Prudential Series Fund, Inc. invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The Total Expenses and Total Expenses After Expense Reimbursement for each Asset Allocation Portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments, LLC.

3 Table reflects expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any offset arrangements.

4 Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     The "Expense Examples" on the following pages are calculated using the figures in the "Total Expenses After Expense Reimbursement" column in the above table. The examples assume that expense waivers and reimbursements will be the same for each of the periods shown.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                                EXPENSE EXAMPLES

-------------------------------------------------------------------------------

These examples will help you compare the fees and expenses of the different variable investment options offered by the Discovery Plus contract. You can also use the examples to compare the cost of the Discovery Plus contract with other variable annuity contracts.
-------------------------------------------------------------------------------

EXAMPLE 1--IF YOU WITHDRAW YOUR ASSETS OR ANNUITIZE


Example 1 assumes that you invest $10,000 in the Discovery Plus contract and that you allocate all of your assets to one of the variable investment options and withdraw all your assets or annuitize at the end of the time period indicated. (Certain annuity options will not be subject to withdrawal charges. See "WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)" on page 13.) The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------

                                                     1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND
  Conservative Balanced Portfolio                     $815      $1,204      $1,438       $2,145
  Diversified Bond Portfolio                          $801      $1,161      $1,365       $1,993
  Equity Portfolio                                    $806      $1,176      $1,391       $2,048
  Flexible Managed Portfolio                          $822      $1,223      $1,470       $2,209
  Global Portfolio                                    $842      $1,284      $1,573       $2,421
  Government Income Portfolio                         $804      $1,170      $1,381       $2,026
  High Yield Bond Portfolio                           $817      $1,211      $1,449       $2,167
  Jennison Portfolio                                  $822      $1,223      $1,470       $2,209
  Money Market Portfolio                              $800      $1,158      $1,360       $1,982
  Natural Resources Portfolio                         $809      $1,186      $1,407       $2,080
  Small Capitalization Stock Portfolio                $805      $1,173      $1,386       $2,037
  Stock Index Portfolio                               $796      $1,145      $1,339       $1,938
  Value Portfolio                                     $801      $1,161      $1,365       $1,993
  SP Aggressive Growth Asset Allocation Portfolio     $862      $1,346      $1,676       $2,629
  SP AIM Aggressive Growth Portfolio                  $865      $1,355      $1,691       $2,659
  SP AIM Core Equity Portfolio                        $858      $1,333      $1,655       $2,587
  SP Alliance Large Cap Growth Portfolio              $868      $1,364      $1,706       $2,690
  SP Alliance Technology Portfolio                    $888      $1,425      $1,808       $2,892
  SP Balanced Asset Allocation Portfolio              $850      $1,309      $1,614       $2,505
  SP Conservative Asset Allocation Portfolio          $845      $1,294      $1,589       $2,453
  SP Davis Value Portfolio                            $841      $1,281      $1,568       $2,411
  SP Deutsche International Equity Portfolio          $868      $1,364      $1,706       $2,690
  SP Growth Asset Allocation Portfolio                $855      $1,324      $1,640       $2,557
  SP INVESCO Small Company Growth Portfolio           $873      $1,379      $1,732       $2,741
  SP Jennison International Growth Portfolio          $882      $1,406      $1,777       $2,832
  SP Large Cap Value Portfolio                        $848      $1,303      $1,604       $2,484
  SP MFS Capital Opportunities Portfolio              $858      $1,333      $1,655       $2,587
  SP MFS Mid-Cap Growth Portfolio                     $858      $1,333      $1,655       $2,587
  SP PIMCO High Yield Portfolio                       $840      $1,278      $1,563       $2,400
  SP PIMCO Total Return Portfolio                     $834      $1,260      $1,532       $2,337
  SP Prudential U.S. Emerging Growth Portfolio        $848      $1,303      $1,604       $2,484
  SP Small/Mid Cap Value Portfolio                    $863      $1,349      $1,681       $2,639
  SP Strategic Partners Focused Growth Portfolio      $859      $1,336      $1,661       $2,598

JANUS ASPEN SERIES
  Growth Portfolio---Service Shares                   $849      $1,306      $1,609       $2,494
---------------------------------------------------------------------------------------------------

Notes:

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

These examples assume that the current expense reimbursements remain in effect during the life of the contract. If the expense reimbursements terminated, expenses could increase.


The charges shown in the 10 years column are the same for Example 1 and Example
2. This is because after 6 years we no longer deduct withdrawal charges when you make a withdrawal or when you begin the income phase of your contract.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

EXAMPLE 2 -- IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $10,000 in the Discovery Plus contract and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------------------------

                                                       1 Year     3 Years     5 Years     10 Years
----------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND
  Conservative Balanced Portfolio                       $185        $574       $  988      $2,145
  Diversified Bond Portfolio                            $171        $531       $  915      $1,993
  Equity Portfolio                                      $176        $546       $  941      $2,048
  Flexible Managed Portfolio                            $192        $593       $1,020      $2,209
  Global Portfolio                                      $212        $654       $1,123      $2,421
  Government Income Portfolio                           $174        $540       $  931      $2,026
  High Yield Bond Portfolio                             $187        $581       $  999      $2,167
  Jennison Portfolio                                    $192        $593       $1,020      $2,209
  Money Market Portfolio                                $170        $528       $  910      $1,982
  Natural Resources Portfolio                           $179        $556       $  957      $2,080
  Small Capitalization Stock Portfolio                  $175        $543       $  936      $2,037
  Stock Index Portfolio                                 $166        $515       $  889      $1,938
  Value Portfolio                                       $171        $531       $  915      $1,993
  SP Aggressive Growth Asset Allocation Portfolio       $232        $716       $1,226      $2,629
  SP AIM Aggressive Growth Portfolio                    $235        $725       $1,241      $2,659
  SP AIM Core Equity Portfolio                          $228        $703       $1,205      $2,587
  SP Alliance Large Cap Growth Portfolio                $238        $734       $1,256      $2,690
  SP Alliance Technology Portfolio                      $258        $795       $1,358      $2,892
  SP Balanced Asset Allocation Portfolio                $220        $679       $1,164      $2,505
  SP Conservative Asset Allocation Portfolio            $215        $664       $1,139      $2,453
  SP Davis Value Portfolio                              $211        $651       $1,118      $2,411
  SP Deutsche International Equity Portfolio            $238        $734       $1,256      $2,690
  SP Growth Asset Allocation Portfolio                  $225        $694       $1,190      $2,557
  SP INVESCO Small Company Growth Portfolio             $243        $749       $1,282      $2,741
  SP Jennison International Growth Portfolio            $252        $776       $1,327      $2,832
  SP Large Cap Value Portfolio                          $218        $673       $1,154      $2,484
  SP MFS Capital Opportunities Portfolio                $228        $703       $1,205      $2,587
  SP MFS Mid-Cap Growth Portfolio                       $228        $703       $1,205      $2,587
  SP PIMCO High Yield Portfolio                         $210        $648       $1,113      $2,400
  SP PIMCO Total Return Portfolio                       $204        $630       $1,082      $2,337
  SP Prudential U.S. Emerging Growth Portfolio          $218        $673       $1,154      $2,484
  SP Small/Mid Cap Value Portfolio                      $233        $719       $1,231      $2,639
  SP Strategic Partners Focused Growth Portfolio        $229        $706       $1,211      $2,598

JANUS ASPEN SERIES
  Growth Portfolio---Service Shares                     $219        $676       $1,159       2,494
--------------------------------------------------------------------------------------------------------


Notes:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

-------------------------------------------------------------------------------


If your contract value is less than $10,000, on your contract anniversary (and upon a surrender), we will deduct a $30 fee. The examples use an average number as the amount of the annual contract fee. This amount was calculated by taking the total annual contract fees collected in the preceding calendar year and then dividing that number by the total assets allocated to the variable investment options shown in the examples. Based on this calculation, the annual contract fee is included as an annual charge of 0.02% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). A table of accumulation unit values of interests, in each variable investment option, appears under the caption "Other Information" in this prospectus beginning on Page 26. Premium taxes are not reflected in these examples. Premium taxes may apply, depending on the state where you live.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

1. WHAT IS THE DISCOVERY(R) PLUS VARIABLE ANNUITY?

The Discovery Plus Variable Annuity is a contract between you, the owner, and us, the insurance company, The Prudential Insurance Company of America ("Prudential," "We" or "Us").

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. The earliest annuity date you can choose is the date of your first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are generally not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.


Discovery Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 34 variable investment options which are portfolios of the Prudential Series Fund, Inc. ("Series Fund") or the Janus Aspen Series. There is another variable investment option that invests in the Real Property Account, and a fixed interest-rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the variable investment option(s) you have selected. Because the options fluctuate in value depending upon market conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, Discovery Plus also contains a fixed interest-rate option. This option offers an interest-rate that is guaranteed by us for one year and will always be at least 3.1% per year. As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else and we agree to the designation. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much the payments are and how long these payments will continue. On and after the annuity date, the annuitant may not be changed. The beneficiary becomes the owner when a death benefit is payable.


BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies (or, if a co-annuitant has been named, any time before the last surviving annuitant dies). Your written request to change beneficiary becomes effective only when we file it at our service office.


DEATH BENEFIT


If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner. We require proof of death to be submitted promptly.

If the annuitant dies during the accumulation phase, the amount of the death benefit will be the greater of: (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the "minimum proceeds" which is the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by any withdrawals. The minimum proceeds amount may get a one-time special increase on your sixth contract anniversary. If your contract value on your sixth contract anniversary is greater than the minimum proceeds, the minimum proceeds amount will be increased to equal the contract value as of that date. After this, the minimum proceeds will be increased by additional purchase payments and reduced proportionally for withdrawals. (This one-time potential increase in

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

the minimum proceeds is not available for contracts issued in Texas.)

Here is an example of how the death benefit is calculated:

Suppose a contractowner had made purchase payments and was credited a bonus totalling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. The death benefit would be the minimum proceeds or $100,000 because this is greater than the contract value. The minimum proceeds amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contractowner had withdrawn 50% of the remaining $80,000, the minimum proceeds would also have been reduced by 50%. Since the minimum proceeds had been $100,000, it would now be $50,000.


A number of tax requirements apply to distributions upon an annuitant's death. See the section titled "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?" on page 18 and the Statement of Additional Information for details.


If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

OTHER CONTRACTS


This prospectus describes the Discovery Plus contract two versions of which were previously offered for sale. As of November 30, 2001, Prudential stopped offering this contract for new sales. The two versions of the contract previously offered had different features that are referred to throughout this prospectus.


2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?


The contract gives you the choice of allocating your purchase payments to any one or more of 35 variable investment options or a fixed interest-rate option. There is a separate prospectus for The Prudential Series Fund Inc., the Janus Aspen Series and the Real Property Account provided with this prospectus. YOU SHOULD READ THE PRUDENTIAL SERIES FUND, INC., JANUS ASPEN SERIES AND/OR REAL PROPERTY ACCOUNT PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE YOUR ASSETS TO THESE VARIABLE INVESTMENT OPTIONS.


VARIABLE INVESTMENT OPTIONS


Listed below are mutual fund portfolios that are available as variable investment options. Each portfolio has a different investment objective.

THE PRUDENTIAL SERIES FUND, INC.
  o Conservative Balanced Portfolio
  o Diversified Bond Portfolio
  o Equity Portfolio
  o Flexible Managed Portfolio
  o Global Portfolio
  o Government Income Portfolio
  o High Yield Bond Portfolio
  o Jennison Portfolio
  o Money Market Portfolio
  o Natural Resources Portfolio
  o Small Capitalization Stock Portfolio
  o Stock Index Portfolio
  o Value Portfolio (domestic equity)
  o SP Aggressive Growth Asset Allocation Portfolio
  o SP AIM Aggressive Growth Portfolio
  o SP AIM Core Equity Portfolio
  o SP Alliance Large Cap Growth Portfolio
  o SP Alliance Technology Portfolio
  o SP Balanced Asset Allocation Portfolio
  o SP Conservative Asset Allocation Portfolio
  o SP Davis Value Portfolio
  o SP Deutsche International Equity Portfolio
  o SP Growth Asset Allocation Portfolio
  o SP INVESCO Small Company Growth Portfolio
  o SP Jennison International Growth Portfolio
  o SP Large Cap Value Portfolio
  o SP MFS Capital Opportunities Portfolio (domestic and foreign equity)
  o SP MFS Mid-Cap Growth Portfolio
  o SP PIMCO High Yield Portfolio
  o SP PIMCO Total Return Portfolio
  o SP Prudential U.S. Emerging Growth Portfolio
  o SP Small/Mid Cap Value Portfolio
  o SP Strategic Partners Focused Growth Portfolio

The Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Jennison, Money Market, Natural Resources, Small Capitalization Stock, Stock Index and Value Portfolios, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial") called Prudential Investments LLC

                       DISCOVERY(R) PLUS VARIABLE ANNUITY


(PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

Money Market Portfolio and Stock Index Portfolio: Prudential Investment Management, Inc.

Jennison Portfolio, Global Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Emerging Growth Portfolio: Jennison Associates LLC

Equity Portfolio: GE Assets Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

Value Portfolio: Deutsche Asset Management Inc., Jennison Associates LLC, and Victory Capital Management Inc.

SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

SP Alliance Large Cap Growth Portfolio and SP Alliance Technology Portfolio:
Alliance Capital Management L.P.

SP Davis Value Portfolio: Davis Advisors

SP Deutsche International Equity Portfolio: Deutsche Asset Management Inc., a wholly-owned subsidiary of Deutsche Bank AG

SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio: Fidelity Management and Research Company

SP MFS Capital Opportunities Portfolio and SP MFS Mid-Cap Growth Portfolio:
Massachusetts Financial Services Company

SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio: Pacific Investment Management Company

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund.

JANUS ASPEN SERIES
  o  Growth Portfolio---Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio---Service Shares of Janus Aspen Series.

An affiliate of each of the funds may compensate Prudential based upon an annual percentage of the average assets held in the fund by Prudential under the contract. These percentages may vary by portfolio, and reflect administrative and other services we provide.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT


The Real Property Account, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land and other real estate-related investments. The partnership is managed by Prudential, for which Prudential charges the partnership a daily fee of 1.25% per year of the average daily gross assets of the partnership. The Real Property Account is not available for qualified contracts.


FIXED INTEREST-RATE OPTION

We also offer a fixed interest-rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will always be at least 3.1%. A new interest-rate period is established every time you allocate or transfer money into the fixed interest-rate option. You may have money allocated in more than one interest-rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.


TRANSFERS AMONG OPTIONS

Up to four times each contract year, you are allowed to transfer money among the mutual fund

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

investment options and from the mutual fund investment options to the fixed interest-rate option and the Real Property Account. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received.

YOU CAN MAKE TRANSFERS OUT OF THE FIXED INTEREST-RATE OPTION AND THE REAL PROPERTY ACCOUNT ONLY DURING THE 30-DAY PERIOD FOLLOWING YOUR CONTRACT ANNIVERSARY DATE.

The maximum amount you may transfer from the fixed interest-rate option is limited to the greater of:

o    25% of the amount allocated to the fixed interest-rate option, or

o    $5,000.

The maximum amount you may transfer from the Real Property Account option is limited to the greater of:

o    50% of the amount allocated to the Real Property Account, or

o    $10,000.

The purchase payments that you direct to the variable investment options are invested by us according to an agreement that we maintain with the fund. Typically, these agreements give the fund the right to refuse transaction requests that would be disruptive to the fund--such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether. To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. These automatic transfers from the DCA account can be made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.


In order to establish your DCA account, you must allocate a minimum of $10,000. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.

Once established, your first transfer out of the account must be at least 3% of your DCA account and the minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the same date each month as your DCA start date, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.


Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed per year. This feature is available only during the contract accumulation phase.


By investing amounts on a regular basis, instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuations on your purchase payments. Of course, dollar cost averaging cannot ensure a profit, or protect against a loss, in a declining market.


VOTING RIGHTS

Prudential is the legal owner of the mutual fund shares associated with the mutual fund investment options. However, we vote these shares according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and any other shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION


We may substitute one or more of the Series Fund portfolios used by the mutual fund investment options. We may also cease to allow investments in existing portfolios. We would do this only if events such as investment policy changes or tax law changes make the portfolio unsuitable. We would not do this without the approval of the SEC and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.


OTHER CHANGES

We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

PAYMENT PROVISIONS


Under the terms of the contract we can begin making annuity payments any time after the first contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday (unless we agree to another date). See the discussion contained in the SAI for further details.


We make the annuity options described below available at any time before the annuity date. All of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another date. This other date must be after the first contract anniversary or the beginning of the month following the date we receive your request, whichever is later.

As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options end. Generally, once you begin receiving regular payments, you cannot change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options these withdrawal charges will be waived.

If an annuity option is not selected by the annuity date, the Interest Payment Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. Application of contract value to Option 2 will generally be taxed as a surrender of the contract.

OPTION 1. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum, unless we are specifically instructed that the remaining monthly annuity payments shall continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest-rate used to compute the amount of the original 120 payments. For the purpose of this

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

calculation, the interest-rate used will usually be 3.5% a year.

OPTION 2. INTEREST PAYMENT OPTION


Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets.


OPTION 3. OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available any of the annuity options that are offered at your annuity date.

Under certain of these options, we may waive withdrawal charges, the recapturing of bonus payments and fees.

4. WHAT IS THE 1% BONUS?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest-rate option.

The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within six contract anniversaries of when the payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.


5. HOW CAN I MAKE ADDITIONAL PURCHASE PAYMENTS TO THE DISCOVERY PLUS CONTRACT?


PURCHASE PAYMENTS


You can make additional purchase payments of at least $1,000 or more at any time during the accumulation phase. Additional purchase payments for New York contracts must be at least $10,000. Under the version of the contract offered from April 1995 to November 30, 2001, Contractholders of Oregon contracts may not make any additional purchase payments. Under the version of the contract offered prior to April 1995, Contractholders of Oregon contracts may make additional purchase payments at any time in the amount of least $1,000. You must get our approval for purchase payments of $2 million or more.


ALLOCATION OF PURCHASE PAYMENTS


We allocate your purchase payments among the variable investment options and the fixed interest-rate option based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 10% to 100%. The minimum subsequent allocation to a particular investment option must be at least 10% of your purchase payment. If you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We generally credit each purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. We generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.


CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

     1. Adding up the total amount of money allocated to a specific investment option;

     2. Subtracting from that amount insurance charges and any other charges such as taxes; and

     3.   Dividing this amount by the number of outstanding accumulation units.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts beginning on page 29 of this prospectus give you more detailed information about the accumulation units of the mutual fund investment options.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 4.0% a year on that portion of the contract allocated to the fixed interest-rate option in contracts issued prior to May, 1993 and 3.1% for contracts issued after May, 1993, as such contracts were approved by the various states.


6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day, we make a deduction for insurance charges as follows:

     1.   Mortality and expense risk charge, and

     2.   Administrative expense charge

1. MORTALITY AND EXPENSE RISK CHARGE

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2. ADMINISTRATIVE EXPENSE CHARGE

This charge is for the expenses associated with the administration of the contract. The administration of the contract would include preparing and issuing the contract, establishment and maintenance of the contract records, confirmations, annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

This charge is equal, on an annual basis, to 0.20% of the daily value of the contract invested in the variable investment option, after expenses have been deducted.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 each contract year. (This fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received by us in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.


Each contract year, you can withdraw earnings plus up to 10% of your total contract value (calculated as of the date of the first withdrawal made that contract year) without paying a withdrawal charge. This amount is referred to as the "charge-free amount." Prior to the sixth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.

The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.


                     Number of Contract Anniversaries Since
                       the Date of Each Purchase Payment

                           0 ...................  7%
                           1 ...................  7%
                           2 ...................  7%
                           3 ...................  6%
                           4 ...................  5%
                           5 ...................  4%
                           6 ...................  0%


If you surrender your contract, and later change your mind, we may allow you to reinstate your contract during a limited period of time after the surrender. For purposes of computing any withdrawal charge on a withdrawal you make after the reinstatement, we will view the contract as having remained in effect continuously. The minimal sales costs associated with reinstatements may enable us to offer this administrative option.


BONUS RECAPTURE

The bonus amount associated with a purchase payment will be deducted from your contract value in the same proportion that purchase payments are withdrawn within six contract anniversaries after payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal six contract anniversaries or more after making the purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and still retain the bonus amount.

CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

TAXES ATTRIBUTABLE TO PREMIUM


There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes were due when the contract was issued, others become due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


COMPANY TAXES

We will pay the taxes on the earnings of the Separate Account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

7. HOW CAN I ACCESS MY MONEY?

You can access your money by:

o    Making a withdrawal (either partial or complete), or

o    Electing to receive annuity payments during the income phase.

When you make a complete withdrawal, you will receive the value of your contract, less any applicable charges and fees as of the day we receive your request at the Prudential Annuity Service Center in a form acceptable to us.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options as well as the fixed interest-rate option, depending on which options you have selected. You will have to receive our consent to make a partial withdrawal if the amount is less than $500 or if as a result of the withdrawal, the value of your contract is reduced to less than $500.


We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the variable investment options as well as the fixed interest rate option.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


AUTOMATED WITHDRAWALS

This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount.


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

     3. An emergency exists, as determined by the SEC, during which sales of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or


     4. The SEC, by order, so permits suspension or postponement of payments for the protection of owners.


We expect to pay the amount of any withdrawal or transfer made from the investment options promptly upon request. We are, however, permitted to delay payment for up to 6 months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3.1%.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

The following discussion covers annuity contracts owned by individuals. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. It is not intended as tax advice. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

Generally, annuity contracts issued to you by the same company (and affiliates) during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDERS

o If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the Contract while you are alive even if the withdrawal is paid to someone else.

o If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal.

o Also, if you elect the interest payment option, you will be treated, for tax purposes as surrendering your contract.

o If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

A lump sum payment taken in lieu of remaining annuity payments is not considered an annuity payment for tax purposes. Any lump sum payment distributed to an annuitant would be taxable as ordinary income and may be subject to a tax penalty.

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

TAX PENALTIES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

o the amount is paid on or after you reach age 59 1/2, or in the event of your death;

o    the amount received is attributable to your becoming disabled;

o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2 (or before the end of the five-year period beginning with the first payment and ending after you reach age 59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES


All the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate.


Generally, the same tax rules apply to amounts received by your beneficiary as those stated above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.


REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION


DIVERSIFICATION AND INVESTOR CONTROL

In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. For further information on diversification requirements, see DIVIDENDS, DISTRIBUTIONS AND TAXES in the attached prospectus for the Series Fund. It also means that we, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these requirements will be met.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH

Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining portion of the interest in the contract

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed within five years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death and must be a natural person.

If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

CHANGES IN THE CONTRACT

We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.


o You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

TAXES PAID BY PRUDENTIAL

Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Internal Revenue Code of 1986, as amended, ("Code."). The earnings of the separate account are taxed as part of the operations of Prudential. No charge is currently being made against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.


Under current law, Prudential may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the taxes paid by Prudential that are attributable to the separate account may result in a corresponding charge against the separate account.

CONTRACTS USED IN CONNECTION WITH TAX FAVORED PLANS


You may have purchased the contract for use in connection with various retirement arrangements entitled to favorable federal income tax treatment ("tax favored plans"). These are individual retirement accounts and annuities ("IRA"), simplified employee pension plans ("SEP"), tax deferred annuities ("TDA"), deferred compensation plans of state and local governments and tax exempt organizations ("Section 457 Plans"), and employer-sponsored, tax-qualified pension, profit sharing and annuity plans.


Such plans, accounts, and annuities must satisfy certain requirements in order to be entitled to the federal income tax benefits accorded to these plans. A discussion of these requirements is beyond the scope of this prospectus, and it is assumed that such requirements are met with respect to a contract purchased for use in connection with a tax-favored plan. This contract is no longer available in connection with any tax favored plans in Oregon. This discussion does apply to tax-favored contracts previously issued to Oregon residents.

In general, assuming the applicable requirements and limitations of tax law are satisfied, purchase payments (other than after-tax employee payments) under the contract will be deductible

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY


(or not includible in your income) up to certain amounts each year. In addition, federal income tax currently is not imposed on the investment income and realized gains of the subaccounts in which your purchase payments have been invested until a distribution is received.

You should be aware that tax favored plans such as IRAs generally provide tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax deferral benefits.


The comments that follow concerning specific tax favored plans are intended merely to call attention to certain of their features. No attempt has been made to discuss in full the tax ramifications involved or to offer tax advice. As suggested above, you should consult a qualified tax adviser for advice and answers to any questions.

PLANS FOR SELF-EMPLOYED INDIVIDUALS


For self-employed individuals who establish qualified plans, contributions are deductible within the limits prescribed by the Code. Annual deductible contributions cannot exceed the lesser of $40,000 for 2002 or 25% of "earned income." For this purpose, "earned income" is computed after the deduction for contributions to the plan is considered.


Under these plans, payments are subject to certain minimum distribution requirements, and generally must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2, or
(2) retires.

IRAS


If you purchased a contract for use as an IRA, we would have provided you with a copy of the prospectus and the contract. The "IRA Disclosure Statement" on page 32 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

If you receive certain qualifying distributions from a qualified pension or profit-sharing plan, TDA, governmental 457 plan or IRA, you may, within 60 days, transfer all or any part of the amount of such distribution to an IRA as a tax-free "rollover." Additionally, if you are the spouse of a deceased employee, you may roll over to an IRA certain distributions you received from a qualified pension or profit sharing plan, TDA or IRA because of the employee's death.

Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to an IRA (generally, $3,000 for 2002 and 2003), you may have purchased a contract as an IRA only in connection with a "rollover" of the proceeds of a qualified plan or transfer from another SEP, TDA or IRA. In order to qualify as an IRA, a contract (or a rider made a part of the contract) must contain certain additional provisions:


o the owner of the contract must be the annuitant, except when a transfer is made to a former spouse in accordance with a divorce decree;

o    the rights of the owners cannot be forfeitable;

o the contract may not be sold, assigned, discounted or pledged for any purpose to any person except Prudential;


o except in the case of a "rollover" contribution, the annual premium may not exceed the maximum amount allowed by law;

o generally, the annuity date may be no later than April 1st of the calendar year following the calendar year in which the annuitant attains age 70 1/2; and


o annuity and death benefit payments must satisfy certain minimum distribution requirements.

Contracts issued as IRAs will conform to such requirements.

Note that the requirements for a Roth IRA differ substantially from the requirements for a traditional IRA described above. Contracts will not be issued as Roth IRAs.

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SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP")


Under a SEP, annual employer contributions to an IRA established by an employee are not includible in income up to the lesser of $40,000 in 2002 or 25% of the employee's earned income (excluding the employer's contribution to the SEP). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2002, this limit is $200,000. In addition, a SEP must satisfy certain minimum participation requirements and contributions may not discriminate in favor of highly compensated employees. Contracts issued as IRAs established under a SEP must satisfy the requirements described above for an IRA.

Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $11,000 in 2002 and have their employer contribute on their behalf to the SEP. These arrangements, called salary reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary reduction contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New Salary Reduction SEPs may not be established after 1996. Individuals participating in Salary Reduction SEPs who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amounts are indexed for inflation.

TAX DEFERRED ANNUITIES ("TDA")


Tax law permits employers and employees of Section 501(c)(3) tax-exempt organizations and public educational organizations to make, subject to certain limitations, contributions to an annuity in which the employee's rights are nonforfeitable (commonly referred to as a "tax deferred annuity" or "TDA"). The amounts contributed under a TDA and earnings thereon are not taxable as income until distributed as annuity income or otherwise.


Generally, contributions to a TDA may be made through a salary reduction arrangement up to a maximum of $11,000 in 2002. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002 increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amounts are indexed for inflation. In addition, the Internal Revenue Code permits certain total distributions from a TDA to be "rolled over" to another TDA or IRA. Certain partial distributions from a TDA may be "rolled over" to an IRA. Beginning in 2002, TDA amounts may also be rolled over to a qualified retirement plan, a SEP and a governmental 457 Plan.


An annuity contract will not qualify as a TDA, unless under such contract, distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of attainment of age 59 1/2, severance of employment, death, total and permanent disability and, in limited circumstances, hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.)


The withdrawal restrictions referred to above do not apply to the transfer of all or part of a contract owner's interest in his or her contract among the available investment options offered by Prudential or to the direct transfer of all or part of the contract owner's interest in the contract to a TDA of another insurance company or to a mutual fund custodial account under Section 403(b)(7) of the Code. In imposing the restrictions on withdrawals as described above, Prudential is relying upon a no-action letter dated November 28, 1988 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.


Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified pension and profit-sharing plans. Distributions from a TDA generally must commence by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

age 70 1/2; or (2) retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS

A contract may be used to fund an eligible deferred compensation plan of a state or local government or a tax-exempt organization (commonly called a "Section 457 Plan"). The amounts contributed under such plans and increments thereon are not taxable as income until distributed or otherwise made available to the employee or other beneficiary. However, if the tax law requirements are not met, employees may be required to include in gross income all or part of the contributions and earnings thereon.


Assets of deferred compensation plans are generally part of the employer's general assets. However, governmental employers are required to hold assets in a trust, annuity contract or custodial account. Contributions generally may not exceed the lesser of $11,000 in 2002 or 100% of the employee's compensation. Individuals participating in a 457 Plan who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation.

Generally, distributions must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2; or
(2) retires. Distributions are subject to special minimum distribution rules in addition to the minimum distribution requirements for qualified plans. For 457 Plans, rollovers are not permitted (other than between Section 457 Plans). Beginning in 2002, amounts from a governmental 457 Plan may be rolled over to a qualified retirement plan, a SEP, a TDA or an IRA.


QUALIFIED PENSION AND PROFIT SHARING PLANS


A contract may be used to fund a qualified pension or profit-sharing plan. The plan itself must satisfy the coverage, minimum participation, nondiscrimination, minimum distribution, and all other requirements applicable generally to qualified pension and profit-sharing plans. The Internal Revenue Code also imposes dollar limitations on contributions that may be made to or benefits that may be received from a qualified pension or profit-sharing plan (including a limitation of $11,000 in 2002 on the amount that an employee may contribute through a "401(k) plan"). Generally, distributions from a qualified plan must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2; or (2) retires. Distributions are subject to certain minimum distribution requirements. Individuals participating in a 401(k) plan who are age 50 or above by the end of the year will be permitted to contribute an additional $1,000 in 2002, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter the amount is indexed for inflation. Beginning in 2002, amounts from a qualified pension or profit sharing plan may be rolled over to another qualified retirement plan, a SEP, a TDA plan, a governmental 457 Plan and an IRA.


MINIMUM DISTRIBUTION OPTION

The Minimum Distribution Option is a program available with IRA and SEP programs. It enables the client to satisfy IRS minimum distribution requirements, without having to annuitize or cash surrender their contracts. Distributions from traditional IRAs and SEPs must begin by April 1 of the year following attainment of age 70 1/2. Each year until the maturity date, Prudential will recalculate the minimum amount that you are required to withdraw from your IRA or SEP. We will send you a check for the minimum distribution amount less any partial withdrawals made during the year. Our calculations are based solely on the cash value of the contract on the last day of the prior calendar year. If you have other IRA accounts, you will be responsible for taking the minimum distribution from each account.


Beginning in 2002, minimum distribution calculations changed under the IRS regulations. Minimum required distributions will generally be less under the proposed regulations issued in 2001 and the final regulations issued in 2002 than under

                       DISCOVERY(R) PLUS VARIABLE ANNUITY


previous calculation methods. Individuals can elect to use any of the three methods for their 2002 distributions. Distributions beginning in 2003 must be under the final regulations. Minimum distribution calculations provided by Prudential are based on the IRS proposed regulations issued in January 2001. More information on the mechanics of this calculation are available on request.


PENALTY FOR EARLY WITHDRAWALS

A 10% tax penalty will generally apply to the taxable part of distributions received from an IRA, SEP, SIMPLE (25% penalty in certain situations), TDA, and qualified retirement plans before age 59 1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death or disability of the employee, to pay certain medical expenses, or, in some cases, upon separation from service on or after the attainment of age 55.

WITHHOLDING


Certain distributions from qualified retirement plans and TDAs will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, TDA, IRA, SEP or governmental 457 Plan. For all other distributions, unless you elect otherwise, the portion of any taxable amounts received under the contract will be subject to withholding to meet federal income tax obligations.

The rate of withholding on annuity payments where mandatory withholding is not required will be determined based on the withholding certificate you may file with Prudential. For payments not subject to mandatory withholding, if no such certificate is filed, the contract owner will be treated as a married person with three exemptions; the rate of withholding on all other payments made under the contract, such as amounts received upon withdrawals, will be 10%. Thus, if you fail to elect out of withholding, Prudential will withhold from every withdrawal or annuity payment the appropriate percentage from the amount of the payment that is taxable. Prudential will provide forms and instructions concerning the right to elect that no amount be withheld from payments. State income tax withholding rules vary and we will withhold based on the rules of your state of residence.


Recipients who elect not to have withholding are liable for payment of federal income taxes on the taxable portion of the distribution. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Special withholding rules apply to nonresident aliens. Generally, there will be no withholding for taxes until payments are actually received under the Contract. Distributions to contractowners under Section 457 Plans are treated as the payment of wages for federal income tax purposes and thus are subject to the general withholding requirements.

INTERESTED PARTY DISCLOSURE

The Employee Retirement Income Security Act of 1974 ("ERISA") prevents a fiduciary with respect to a pension or profit-sharing plan from receiving any benefit from any party dealing with the plan as a result of the sale of the contract (other than benefits that would otherwise be provided in the plan).


Administrative exemptions issued by the IRS and the Department of Labor permit transactions between insurance agents and qualified pension and profit sharing plans and with SEP IRAs. To be able to rely on the exemption, certain information must be disclosed to the plan fiduciary. The information that must be disclosed includes the relationship between the agent and the insurer, a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the contract, as well as the commissions received by the agent. Information about any applicable charges, fees, discounts, penalties or adjustments may be found under WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT, page 15. Information about sales representatives and commissions may

                       DISCOVERY(R) PLUS VARIABLE ANNUITY


be found under SALE AND DISTRIBUTION OF THE CONTRACT, page 26.


In addition to disclosure, other conditions apply to the use of the exemption. For example, a plan fiduciary may not be a partner or employee of the Prudential representative making the sale. The fiduciary must not be a relative of the representative (including spouse, direct descendant, spouse of a direct descendant, ancestor, brother, sister, spouse of a brother or sister). The representative may not be an employee, officer, director or partner of either the independent fiduciary or the employer establishing the plan. No relative of the representative may: (1) control, directly or indirectly, the corporation establishing or maintaining the plan; (2) be either a partner with a 10% or more interest in the partnership or the sole proprietor establishing or maintaining the plan; or (3) be an owner of a 5% or more interest in a Subchapter S Corporation establishing or maintaining the plan. In addition, no affiliate (including relatives) of the representatives may be a trustee, administrator or a fiduciary with written authority to acquire, manage or dispose of the assets of the plan.


SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

DEFINED BENEFIT PLANS, MONEY PURCHASE PENSION PLANS, AND ERISA 403(B) ANNUITIES. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

DEFINED CONTRIBUTION PLANS (INCLUDING 401(k) PLANS). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, NON-ERISA 403(b) ANNUITIES, AND 457 PLANS. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.


ADDITIONAL INFORMATION


For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on page 32.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

9. OTHER INFORMATION

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.


THE SEPARATE ACCOUNT


We have established a separate account, the Prudential Individual Variable Contract Account ("Separate Account"), to hold the assets that are associated with the contracts. The Separate Account was established under New Jersey law on October 12, 1982, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, are provided in the SAI.


THE REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account ("Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotel, apartments or industrial properties. It also invests in mortgage loans and other real estate related investments.

A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the investment risks, the partnership's investment objectives and all other aspects of the Real Property Account's and the partnership's operations is contained in the attached prospectus. Any contractowner considering the real estate investment option should read the attached prospectus for the Real Property Account, together with this prospectus.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD").


We pay the broker-dealer whose registered representatives sell the Contract either:

o    a commission of up to 6.00% of your Purchase Payments; or

o a combination of a commission on Purchase Payments and a "trail" commission--which is a commission determined as a percentage of your Contract Value that is paid periodically over the life of your Contract.


From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash and non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. Under certain circumstances we must approve the assignment before it becomes effective. AN ASSIGNMENT, LIKE ANY OTHER CHANGE IN OWNERSHIP, MAY TRIGGER A TAXABLE EVENT.

If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your financial professional.

EXCHANGE OFFER FOR CERTAIN CONTRACTOWNERS

In past years, we have permitted contract owners under certain qualified plans to exchange their Contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.

LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of June 30, 2002, Prudential remained a party to approximately 40 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 17 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Prudential's financial position.


FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries and the Separate Account associated with the Discovery Plus contract are included in the Statement of Additional Information.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

CONTENTS:

o    Company

o    Directors and Officers

o    Further Information regarding Previously Offered Discovery Plus Contracts

o    Distribution of the Contract

o    Participation in Divisible Surplus

o    Performance Information

o    Legal Opinions

o    Experts

o    Federal Tax Status

o    Financial Information

HOUSEHOLDING


To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                  ACCUMULATION UNIT VALUES
                                     THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                   DISCOVERY PLUS CONTRACT

                                             (Condensed Financial Information)

                                                                                             SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                                            Money Market
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.372   $     2.260   $     2.179   $     2.092   $     2.008
2. Accumulation unit value at end of period ....................       2.440         2.372         2.260         2.179         2.092
3. Number of accumulation units outstanding at end of period ...  55,740,832    54,159,943    85,414,475   102,190,340   100,713,122

                                                                                             SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                                            Money Market
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     1.931   $     1.847   $     1.796    $    1.766   $     1.722
2. Accumulation unit value at end of period ....................       2.008         1.931         1.847         1.796         1.766
3. Number of accumulation units outstanding at end of period ... 133,461,350   132,240,079   137,690,220    98,824,301   110,136,278

                                                                 -------------------------------------------------------------------
                                                                                          Diversified Bond
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     3.613   $     3.332   $     3.397   $     3.208   $     2.990
2. Accumulation unit value at end of period ....................       3.819         3.613         3.332         3.397         3.208
3. Number of accumulation units outstanding at end of period ...  23,985,909    24,470,135    33,283,494    49,189,967    54,997,472

                                                                 -------------------------------------------------------------------
                                                                                          Diversified Bond
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.899   $     2.430   $     2.541   $     2.335   $     2.204
2. Accumulation unit value at end of period ....................       2.990         2.899         2.430         2.541         2.335
3. Number of accumulation units outstanding at end of period ...  63,529,814    62,158,709    62,532,884    65,012,139    43,861,931

                                                                 -------------------------------------------------------------------
                                                                                               Equity
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     8.574   $     8.402   $     7.559   $     6.996   $     5.680
2. Accumulation unit value at end of period ....................       7.526         8.574         8.402         7.559         6.996
3. Number of accumulation units outstanding at end of period ...  57,046,690    68,890,494    90,169,170   130,737,945   159,618,134

                                                                 -------------------------------------------------------------------
                                                                                               Equity
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     4.850   $     3.738   $     3.681   $     3.056   $     2.709
2. Accumulation unit value at end of period ....................       5.680         4.850         3.738         3.681         3.056
3. Number of accumulation units outstanding at end of period ... 176,617,231   187,580,951   144,081,975   109,315,212    64,109,169


                                                                 -------------------------------------------------------------------
                                                                                          Flexible Managed
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     5.129   $     5.266   $     4.944   $     4.540   $     3.895
2. Accumulation unit value at end of period ....................       4.780         5.129         5.266         4.944         4.540
3. Number of accumulation units outstanding at end of period ...  47,324,707    57,012,621    75,639,870   107,776,121   128,050,185

                                                                 ------------------------------------------------------------------
                                                                                         Flexible Managed
                                                                 ------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to             to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     3.469   $     2.828   $     2.955   $     2.587   $     2.434
2. Accumulation unit value at end of period ....................       3.895         3.469         2.828         2.955         2.587
3. Number of accumulation units outstanding at end of period ... 140,908,132   135,760,708   140,860,169   111,136,044    62,046,878

*Commencement of Business

                                                      ACCUMULATION UNIT VALUES
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                       DISCOVERY PLUS CONTRACT

                                                 (Condensed Financial Information)

                                                                                             SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                                        Conservative Balanced
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     4.394   $     4.469   $     4.238   $     3.839   $     3.424
2. Accumulation unit value at end of period ....................       4.255         4.394         4.469         4.238         3.839
3. Number of accumulation units outstanding at end of period ...  94,834,928   115,810,609   159,800,245   227,149,053   271,684,907

                                                                                             SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                                        Conservative Balanced
                                                                 -------------------------------------------------------------------
                                                                   01/01/96     01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96     12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   ----------
1. Accumulation unit value at beginning of period .............. $     3.077   $     2.655   $     2.713   $     2.447   $     2.316
2. Accumulation unit value at end of period ....................       3.424         3.077         2.655         2.713         2.447
3. Number of accumulation units outstanding at end of period ... 300,853,936   296,641,925   313,266,018   242,321,897   133,530,065

                                                                 -------------------------------------------------------------------
                                                                                           High Yield Bond
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.095   $     2.302   $     2.227   $     2.308   $     2.053
2. Accumulation unit value at end of period ....................       2.061         2.095         2.302         2.227         2.308
3. Number of accumulation units outstanding at end of period ...  23,424,046    28,315,925    40,135,250    64,464,275    74,090,922

                                                                 -------------------------------------------------------------------
                                                                                           High Yield Bond
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     1.865   $     1.605   $     1.670   $     1.417   $     1.220
2. Accumulation unit value at end of period ....................       2.053         1.865         1.605         1.670         1.417
3. Number of accumulation units outstanding at end of period ...  84,625,385    86,497,155    82,161,785    68,503,233    31,814,404

                                                                 -------------------------------------------------------------------
                                                                                             Stock Index
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     5.185   $     5.768   $     4.842   $     3.816   $     2.907
2. Accumulation unit value at end of period ....................       4.507         5.185         5.768         4.842         3.816
3. Number of accumulation units outstanding at end of period ...  62,834,198    75,367,962    88,992,405   104,818,158   118,969,379

                                                                 -------------------------------------------------------------------
                                                                                             Stock Index
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.401   $     1.772   $     1.776   $     1.639   $     1.548
2. Accumulation unit value at end of period ....................       2.907         2.401         1.772         1.776         1.639
3. Number of accumulation units outstanding at end of period ... 118,928,560    99,553,628    89,080,644    91,215,676    71,404,267

                                                                 -------------------------------------------------------------------
                                                                                   Value (formerly Equity Income)
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     5.032   $     4.406   $     3.963   $     4.108   $     3.044
2. Accumulation unit value at end of period ....................       4.870         5.032         4.406         3.963         4.108
3. Number of accumulation units outstanding at end of period ...  61,143,816    72,717,983   101,813,231   163,578,483   195,232,259

                                                                 -------------------------------------------------------------------
                                                                                   Value (formerly Equity Income)
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.530   $     2.104   $     2.099   $     1.737   $     1.596
2. Accumulation unit value at end of period ....................       3.044         2.530         2.104         2.099         1.737
3. Number of accumulation units outstanding at end of period ... 212,322,247   220,184,990   218,661,165   155,205,890    68,252,437

*Commencement of Business


                                                      ACCUMULATION UNIT VALUES
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                       DISCOVERY PLUS CONTRACT

                                                 (Condensed Financial Information)

                                                                                             SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                                         Natural Resources
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     3.988   $     2.931   $     2.032   $     2.481   $     2.840
2. Accumulation unit value at end of period ....................       3.544         3.988         2.931         2.032         2.481
3. Number of accumulation units outstanding at end of period ...  12,887,593    15,500,745    17,262,853    24,701,429    35,935,730

                                                                                             SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                                         Natural Resources
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.196   $     1.751   $     1.851   $     1.497   $     1.412
2. Accumulation unit value at end of period ....................       2.840         2.196         1.751         1.851         1.497
3. Number of accumulation units outstanding at end of period ...  43,858,984    37,663,872    38,719,527    21,404,880     9,178,489

                                                                 -------------------------------------------------------------------
                                                                                               Global
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.825   $     3.472   $     2.370   $     1.917   $     1.814
2. Accumulation unit value at end of period ....................       2.300         2.825         3.472         2.370         1.917
3. Number of accumulation units outstanding at end of period ...  49,565,810    64,297,773    70,802,789    92,477,880   115,977,749

                                                                 -------------------------------------------------------------------
                                                                                               Global
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     1.533   $     1.339   $     1.425   $     1.007   $     1.056
2. Accumulation unit value at end of period ....................       1.814         1.533         1.339         1.425         1.007
3. Number of accumulation units outstanding at end of period ... 131,910,848   212,272,476   127,945,906    51,691,984    12,211,247

                                                                 -------------------------------------------------------------------
                                                                                           Government Income
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.172   $     1.949   $     2.027   $     1.881   $     1.736
2. Accumulation unit value at end of period ....................       2.320         2.172         1.949         2.027         1.881
3. Number of accumulation units outstanding at end of period ...  32,306,278    35,995,653    53,081,024    83,822,525    97,819,209

                                                                 -------------------------------------------------------------------
                                                                                           Government Income
                                                                 -------------------------------------------------------------------
                                                                   01/01/96      01/01/95      01/01/94      01/01/93      01/01/92
                                                                      to            to            to            to            to
                                                                   12/31/96      12/31/95      12/31/94      12/31/93      12/31/92
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     1.719   $     1.456   $     1.553   $     1.397   $     1.335
2. Accumulation unit value at end of period ....................       1.736         1.719         1.456         1.553         1.397
3. Number of accumulation units outstanding at end of period ... 122,312,126   131,063,592   148,872,947   161,058,905   103,111,144

                                                                 -------------------------------------------------------------------
                                                                                         Prudential Jennison
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.856   $     3.497   $     2.489   $     1.832   $     1.408
2. Accumulation unit value at end of period ....................       2.307         2.856         3.497         2.489         1.832
3. Number of accumulation units outstanding at end of period ...  85,991,929   107,686,860   100,383,885    79,195,890    65,230,050

                                                                 -------------------------
                                                                         Prudential
                                                                          Jennison
                                                                 -------------------------
                                                                   01/01/96     01/01/95*
                                                                      to           to
                                                                   12/31/96     12/31/95
                                                                 -----------   -----------
1. Accumulation unit value at beginning of period .............. $     1.245   $     1.009
2. Accumulation unit value at end of period ....................       1.408         1.245
3. Number of accumulation units outstanding at end of period ...  54,259,732    19,918,994






                                                                 -------------------------------------------------------------------
                                                                                     Small Capitalization Stock
                                                                 -------------------------------------------------------------------
                                                                   01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                                      to            to            to            to            to
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                 -----------   -----------   -----------   -----------   -----------
1. Accumulation unit value at beginning of period .............. $     2.120   $     1.902   $     1.708   $     1.742   $     1.408
2. Accumulation unit value at end of period ....................       2.212         2.120         1.902         1.708         1.742
3. Number of accumulation units outstanding at end of period ...  30,268,402    33,570,174    33,943,242    50,300,591    51,033,360

                                                                 -------------------------
                                                                           Small
                                                                       Capitalization
                                                                           Stock
                                                                 -------------------------
                                                                   01/01/96     01/01/95*
                                                                      to           to
                                                                   12/31/96     12/31/95
                                                                 -----------   -----------
1. Accumulation unit value at beginning of period .............. $     1.190   $     1.002
2. Accumulation unit value at end of period ....................       1.408         1.190
3. Number of accumulation units outstanding at end of period ...  34,325,331    15,303,395

*Commencement of Business

                            IRA DISCLOSURE STATEMENT


This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $34,000 in 2002, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $34,000-$44,000. For married couples filing jointly, the applicable dollar limitation is $54,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $54,000-$64,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $44,000 for individuals and $64,000 for married couples filing jointly. These amounts are for 2002. Income limits are scheduled to increase until 2007 for single taxpayers and 2007 for married taxpayers.


Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their

                            IRA DISCLOSURE STATEMENT



behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $11,000 in 2002, with a permitted catch-up contribution of $1,000 for individuals age 50 and above. Contributions and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions, if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000 in 2002. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions, if applicable, or (2) 100% of taxable alimony.


If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.


Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions, if applicable.)


IRA FOR NON-WORKING SPOUSE


If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions, if applicable, each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions, if applicable; or (iii) 100% of your combined gross income.


Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be

                            IRA DISCLOSURE STATEMENT


reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.


A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan tax-sheltered annuity or government retirement plan. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)


DISTRIBUTIONS

(A) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59-1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59-1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59-1/2 or are disabled.

(B)  DISTRIBUTION AFTER AGE 59-1/2

Once you have attained age 59-1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70-1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(C) INADEQUATE DISTRIBUTIONS -- 50% TAX


Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70-1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary. The calculation method is revised under the IRS proposed regulations for distributions beginning in 2002 and IRS final regulations are required to be used beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.


(D) DEATH BENEFITS


If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary,

                            IRA DISCLOSURE STATEMENT



he or she is treated as the owner of the IRA. If minimum required distributions have begun and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.


ROTH IRAs


Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all traditional IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.


For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59-1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years tax after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.


Distributions from a Roth IRA need not commence at age 70-1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.


REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

STATEMENT OF ADDITIONAL INFORMATION


SEPTEMBER 27, 2002


INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT


    The Discovery(R) Plus contract (the "contract") of The Prudential Individual Variable Contract Account (the "Account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). As of November 30, 2001, Prudential no longer offers this contract for new sales. However, contractholders may make subsequent payments that must be $1,000 or more, except in New York where subsequent payments in non-qualified contracts must be $10,000 or more. Contractholders of Oregon contracts offered from April, 1995 to November, 2001 may not make additional purchase payments. Contractholders of Oregon contracts offered prior to April, 1995 may make additional purchase payments at any time in the amount of at least $1,000.

    This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated September 27, 2002, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.




                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (888) PRU-2888

PIVC1B

                                    CONTENTS


                                                                            PAGE
                                                                            ----
OTHER INFORMATION CONCERNING THE ACCOUNT
  Company ..................................................................   1
  Directors and Officers ...................................................   1
  Distribution of the Contract .............................................   4
  Participation in Divisible Surplus .......................................   4
  Performance Information ..................................................   4
  Comparative Performance Information ......................................   7
  Experts ..................................................................   7
  Legal Opinions ...........................................................   7
  Federal Tax Status .......................................................   8
  Financial Statements .....................................................   8


FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE
  CONTRACT ACCOUNT ......................................................... A-1


CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA AND SUBSIDIARIES ...................................... B-1


DETERMINATION OF ACCUMULATION UNIT VALUES .................................. C-1

                                     COMPANY


The Prudential Insurance Company of America ("Prudential") is a stock insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial") and licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.



                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS


ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994 (current term expires June, 2003). Member, Executive Committee; Member, Committee on Business Ethics; Member, Committee on Finance and Dividends; Member, Investment Committee. Mr. Ryan was with Chase Manhattan Bank from 1972 to 1994, serving in various executive positions including President and Chief Operating Officer from 1990 to 1994 and Vice Chairman from 1985 to 1990. Other Directorships include: Prudential Financial, Inc. Age 60.
Address: 751 Broad Street, Newark, NJ 07102-3777.

FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. He has been an independent business consultant since January 1987. From 1989 through 1990, he served as the court appointed trustee in the reorganization of the Sharon Steel Corporation. Mr. Agnew was the Chief Financial Officer of H.J. Heinz Co. from July 1971 to June 1973 and a Senior Vice President and Group Executive from July 1973 through 1986. Other Directorships include: Bausch & Lomb, Inc. Age 68. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2003). Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. He has served as President of the law firm of Wilentz Goldman & Spitzer, P.C. since 1989 and has practiced law with the firm since 1960. Age 66. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. During 2001, he served as President and Chief Executive Officer of Q-linx, Inc. (software development). He served as the President and Chief Operating Officer of The Swarthmore Group, Inc. (investment company) from January 1999 to December 2000. Mr. Casellas was a partner in the law firm of McConnell Valdes LLP from 1998 to 1999; Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998; and General Counsel, U.S. Department of Air Force from 1993 to 1994. Age 50. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Audit Committee. He served as the President and Chief Operating Officer of Bell Atlantic Corporation (global telecommunications) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998; Vice Chairman of Bell Atlantic Corporation from 1995 to 1997; and President of Bell Atlantic Corporation from 1993 to 1995. Other Directorships include: Johnson & Johnson and Agilent Technologies, Inc. Age 59.
Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. He is the Vice Chairman and Chief Financial Officer of Ford Motor Company (automotive industry) where he has served since May 2002 to the present and at other times since 1993. During his career with Ford Motor Company, Mr. Gilmour has held a number of executive positions, including that of Chief Financial Officer and President of Ford Automotive Group. Other Directorship include: Whirlpool Corporation, The Dow Chemical Company, and DTE Energy Company. Age 68. Address: One American Road, Dearborn, MI 48126-2798.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2003. Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. He has served as President and

Chief Executive Officer of The College Fund/UNCF (philanthropic foundation) since 1991. Mr. Gray was a member of the U.S. House of Representatives from 1979 to 1991. Other Directorships include: JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Age 61. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. He has served as Chairman of the Hampshire Management Company (real estate investment and property management) since 1976. Mr. Hanson served as the Chairman and Commissioner of the New Jersey Sports and Exposition Authority from 1982 to 1994. Other Directorships include: Consolidated Delivery Logistics, Inc. and Pascack Community Bank. Age 65. Address: 15 Maple Ave., Morristown, NJ 07960.

GLEN H. HINER--Director since 1997 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Compensation Committee. He served as the Chairman and Chief Executive Officer of Owens Corning (advanced glass & building material systems) from 1992 to until his retirement in 2002. Prior to joining Owens Corning, Mr. Hiner worked at General Electric Company starting in 1957. He served as Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Other Directorships include Dana Corporation. Age 68. Address: P.O. Box 2807, Villa Carmel, Suite 5A, Mission and Fourth, Carmel, CA 93921.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Corporate Governance Committee. She has been a Guest Scholar at The Brookings Institution (non-partisan research institute) since 1993, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary,
U. S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998 and taught at Princeton University in 1994 and Johns Hopkins University in 1995. Other Directorships include: Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 60. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2003). Chairman, Investment Committee; Chairman, Committee on Finance & Dividends; Member, Executive Committee. He is the Chemical Bank Chairman's Professor of Economics at Princeton University, where he has served on the faculty from 1988 to the present and at other times since 1964. He was the Dean of the School of Organization and Management at Yale University from 1981 to 1988, and he was a member of the President's Council of Economic Advisors from 1975 to 1977. Other Directorships include: BKF Capital and Vanguard Group, Inc. (104 funds) Age 70.
Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2003). Member, Audit Committee. She has been a Principal of Microleasing, LLC since 2001 and was Chairman of the Volkhov International Business Incubator from 1995 to 2002. Ms. Schmertz was a Principal of Investment Strategies International (investment consultant) from 1994 to 2000 and was with American Express Company from 1979 to 1994, holding several management positions including Senior Vice President, Corporate Affairs. Age 67. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2003). Chairman, Executive Committee; Chairman, Compensation Committee. He retired as Chairman of The Toronto-Dominion Bank (banking and financial services) in 1998, having retired as the Chief Executive Officer in 1997. He had served as Chairman and Chief Executive Officer since 1978. Prior to that time Mr. Thomson held other management positions at The Toronto-Dominion Bank, which he joined in 1957. Other Directorships include: INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Age 69. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2003). Member, Corporate Governance Committee; Member, Audit Committee. He became a founding member of Alerion Capital Group, LLC (private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (information technology services, hardware and software) from 1987 to 1997, serving as its Chairman and Chief Executive Officer from 1990 to 1997. Age 61. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2003). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. He has been a partner in the law firm of Herbert, Van Ness, Cayci & Goodell since 1998. From 1990 to 1998, Mr. Van Ness was a partner in the law firm Picco Herbert Kennedy and from 1984 to 1990 was a partner with Jamieson, Moore, Peskin and Spicer. He was a professor at Seton Hall University Law School from 1982 to 1984. Prior to that time he served as the first Public Advocate for the State of New Jersey. Other Directorships include: Jersey Central Power & Light Company. Age 68. Address: 22 Chambers Street, Princeton, NJ 08542.



                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS


VIVIAN L. BANTA--She was elected and has served as Executive Vice President of The Prudential Insurance Company of America since March 2000. She served as Senior Vice President from January 2000 to March 2000. Prior to joining The Prudential Insurance Company of America, she was an independent consultant from 1998 to 1999 and served as Executive Vice President, Global Investor Services, Group Executive for Chase Manhattan Bank from 1991 to 1997.Age 52.

ROBERT CHARLES GOLDEN--He was elected and has served as Executive Vice President of The Prudential Insurance Company of America since June 1997. Previously, he served as Executive Vice President and Chief Administrative Officer for Prudential Securities. Age 56.

MARK B. GRIER--He was elected Executive Vice President of The Prudential Insurance Company of America in May 1995. Since May 1995 he has variously served as Chief Financial Officer, Executive Vice President, Corporate Governance and Executive Vice President, Financial Management, the position he holds at this time. Prior to joining The Prudential Insurance Company of America, Mr. Grier was an executive with Chase Manhattan Corporation. Age 49.

JEAN D. HAMILTON--She was elected and has served as Executive Vice President of The Prudential Insurance Company of America since October 1998. She was the President of the Prudential Diversified Group from February 1995 to October 1998 and has held several other senior management positions since joining Prudential in 1988. Previously, Ms. Hamilton was an executive with First National Bank of Chicago. Age: 55

RICHARD J. CARBONE--He was elected and has served as Senior Vice President and Chief Financial Officer of Prudential since July 1997. Prior to that, he was the Global Controller and a Managing Director of Salomon, Inc. from July 1995 to June 1997, and Controller of Bankers Trust New York Corporation and a Managing Director and Controller of Bankers Trust Company from April 1988 to March 1993. From March 1993 to July 1995, He was a Managing Director and Chief Administrative Officer of the Private Client Group at Bankers Trust Company. Age 54.

ANTHONY S. PISZEL--He was elected and has served as Senior Vice President and Controller of The Prudential Insurance Company of America since January 2000. He served as Vice President and Controller from 1998 to 2000, and Vice President from 1997 to 1998. Prior to 1997, he served as Chief Financial Officer, for Individual Insurance Group. Age 47.

C. EDWARD CHAPLIN--He was elected and has served as Senior Vice President and Treasurer of The Prudential Insurance Company of America since November 2000. He served as Vice President and Treasurer from 1995 to 2000, and prior to 1995, Managing Director and Assistant Treasurer. Age 46.

KATHLEEN M. GIBSON--She was elected and has served as Vice President and Secretary of The Prudential Insurance Company of America in September 2002. She was Associate General Counsel and Assistant Secretary of Becton, Dickinson and Company from 2001 to 2002 and Vice President and Corporate Secretary, Honeywell International, Inc. from 1997 to 2001. Age 47.

                          DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2001, 2000, and 1999, $3,057,169, $4,445,128, and $876,661, respectively were paid to PIMS for its services as principal underwriter. During 2001, 2000, and 1999, PIMS retained none of those commissions.


Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                       PARTICIPATION IN DIVISIBLE SURPLUS


During 2001, Prudential completed its transition from a mutual life insurance company to a stock life insurance company. When Prudential was a mutual insurer, every owner of a Prudential contract participated in Prudential's divisible surplus according to an annual determination of Prudential's Board of Directors as to the portion, if any, of such divisible surplus attributable to that class of contract. As a consequence of Prudential's conversion to a stock life insurer, ownership of a Prudential contract no longer confers the right to participate in Prudential's surplus or profits.


                             PERFORMANCE INFORMATION


The tables that follow provide performance information for each subaccount through December 31, 2001. The performance information is based on historical experience and does not indicate or represent future performance.


AVERAGE ANNUAL TOTAL RETURN


TABLE 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the contract.


                                            TABLE 1

                             STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                                                                                          FROM DATE
                                                                                          SUBACCOUNT
                                                       ONE YEAR   FIVE YEARS   TEN YEARS  ESTABLISHED
                                            DATE        ENDING      ENDING      ENDING      THROUGH
           SUBACCOUNT                    ESTABLISHED   12/31/01    12/31/01    12/31/01    12/31/01
           ----------                    -----------   --------    --------    --------    --------
Conservative Balanced Portfolio .......     02/89       -9.55%       3.58%       6.05%       7.36%
Diversified Bond Portfolio ............     02/89       -0.85%       4.16%       5.41%       6.79%
Equity Portfolio ......................     02/89      -18.04%       4.99%      10.59%      11.19%
Flexible Managed Portfolio ............     02/89      -12.95%       3.32%       6.78%       8.40%
Global Portfolio ......................     05/89      -24.00%       4.04%       7.90%       6.49%
Government Income Portfolio ...........     05/89        0.24%       5.14%       5.44%       6.66%
High Yield Bond Portfolio .............     02/89       -8.09%      -0.93%       5.18%       4.94%
Prudential Jennison Portfolio .........     05/95      -24.59%       9.74%        N/A       12.69%
Money Market Portfolio ................     02/89       -3.71%       3.08%       3.28%       3.94%
Natural Resources Portfolio ...........     02/89      -17.02%       3.61%       9.43%       9.03%
Small Capitalization Stock Portfolio ..     05/95       -2.26%       8.73%        N/A       12.05%
Stock Index Portfolio .................     02/89      -18.84%       8.48%      11.09%      12.07%
Value Portfolio .......................     02/89        -9.61       9.16%      11.62%      11.76%




The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: Px(1+T)(n) = ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; n is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however it applies only if the contract fund is less than $10,000.


NON-STANDARD TOTAL RETURN

TABLE 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the contractowner annuitizes at the end of the period.



                                                 TABLE 2

                      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL
                                                                                                              FROM DATE
                                                                                                              SUBACCOUNT
                                                                          ONE YEAR   FIVE YEARS   TEN YEARS   ESTABLISHED
                                                               DATE        ENDING      ENDING      ENDING       THROUGH
           SUBACCOUNT                                       ESTABLISHED   12/31/01    12/31/01    12/31/01     12/31/01
           ----------                                       -----------   --------    --------    --------     --------
Conservative Balanced Portfolio ..........................     02/89       -3.47%       4.19%       6.05%       7.36%
Diversified Bond Portfolio ...............................     02/89        5.41%       4.74%       5.41%       6.79%
Equity Portfolio .........................................     02/89      -12.53%       5.56%      10.59%      11.19%
Flexible Managed Portfolio ...............................     02/89       -7.09%       3.93%       6.78%       8.40%
Global Portfolio .........................................     05/89      -18.89%       4.63%       7.90%       6.49%
Government Income Portfolio ..............................     05/89        6.49%       5.70%       5.44%       6.66%
High Yield Bond Portfolio ................................     02/89       -1.91%      -0.20%       5.18%       4.94%
Jennison Portfolio .......................................     05/95      -19.52%      10.20%        N/A       13.04%
Money Market Portfolio ...................................     02/89        2.57%       3.70%       3.28%       3.94%
Natural Resources Portfolio ..............................     02/89      -11.44%       4.21%       9.43%       9.03%
Small Capitalization Stock Portfolio .....................     05/95        4.01%       9.21%        N/A       12.42%
Stock Index Portfolio ....................................     02/89      -13.39%       8.96%      11.09%      12.07%
Value Portfolio ..........................................     02/89       -3.53%       9.63%      11.62%      11.76%
SP Aggressive Growth Asset Allocation Portfolio ..........     09/00      -19.98%        N/A         N/A      -20.13%
SP AIM Aggressive Growth Portfolio .......................     09/00      -25.65%        N/A         N/A      -29.85%
SP AIM Core Equity Portfolio .............................     09/00      -23.83%        N/A         N/A      -29.83%
SP Alliance Large Cap Growth Portfolio ...................     09/00      -15.73%        N/A         N/A      -22.91%
SP Alliance Technology Portfolio .........................     09/00      -26.18%        N/A         N/A      -36.52%
SP Balanced Asset Allocation Portfolio ...................     09/00       -8.35%        N/A         N/A       -7.21%
SP Conservative Asset Allocation Portfolio ...............     09/00       -1.73%        N/A         N/A       -1.01%
SP Davis Value Portfolio .................................     09/00      -11.78%        N/A         N/A       -8.47%
SP Deutsche International Equity Portfolio ...............     09/00      -23.22%        N/A         N/A      -22.32%
SP Growth Asset Allocation Portfolio .....................     09/00      -14.31%        N/A         N/A      -13.96%
SP INVESCO Small Company Growth Portfolio ................     09/00      -18.41%        N/A         N/A      -26.06%
SP Jennison International Growth Portfolio ...............     09/00      -37.58%        N/A         N/A      -39.42%
SP Large Cap Value Portfolio .............................     09/00       -9.98%        N/A         N/A       -4.75%
SP MFS Capital Opportunities Portfolio ...................     09/00      -24.43%        N/A         N/A      -25.33%
SP MFS Mid-Cap Growth Portfolio ..........................     09/00      -22.09%        N/A         N/A      -19.52%
SP PIMCO High Yield Portfolio ............................     09/00        2.43%        N/A         N/A        3.13%
SP PIMCO Total Return Portfolio ..........................     09/00        7.04%        N/A         N/A        9.42%
SP Prudential U.S. Emerging Growth Portfolio .............     09/00      -18.99%        N/A         N/A      -26.42%
SP Small/Mid Cap Value Portfolio .........................     09/00        1.60%        N/A         N/A        9.83%
SP Strategic Partners Focused Growth Portfolio ...........     09/00      -16.56%        N/A         N/A      -27.78%
Janus Aspen Series - Growth Portfolio Service Shares .....     11/95      -26.02%       7.32%        N/A        9.15%


TABLE 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.



                                                 TABLE 3

                    NON-STANDARDIZED CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL
                                                                                                                FROM DATE
                                                                                                                SUBACCOUNT
                                                                            ONE YEAR   FIVE YEARS   TEN YEARS   ESTABLISHED
                                                                DATE         ENDING      ENDING      ENDING       THROUGH
                           SUBACCOUNT                        ESTABLISHED    12/31/01    12/31/01    12/31/01     12/31/01
                           ----------                        -----------    --------    --------    --------     --------
Conservative Balanced Portfolio ...........................      02/89        -3.47%      22.38%      79.44%      149.09%
Diversified Bond Portfolio ................................      02/89         5.41%      25.95%      69.23%      133.08%
Equity Portfolio ..........................................      02/89       -12.53%      30.01%     171.34%      289.36%
Flexible Managed Portfolio ................................      02/89        -7.09%      20.79%      91.87%      181.70%
Global Portfolio ..........................................      05/89       -18.89%      24.04%     111.61%      119.28%
Government Income Portfolio ...............................      05/89         6.49%      31.70%      69.47%      125.95%
High Yield Bond Portfolio .................................      02/89        -1.91%      -1.49%      64.86%       85.19%
Jennison Portfolio ........................................      05/95       -19.52%      61.05%        N/A       124.46%
Money Market Portfolio ....................................      02/89         2.57%      19.90%      38.16%       64.63%
Natural Resources Portfolio ...............................      02/89       -11.44%      21.46%     143.43%      201.14%
Small Capitalization Stock Portfolio ......................      05/95         4.01%      53.79%        N/A       116.12%
Stock Index Portfolio .....................................      02/89       -13.39%      52.67%     184.61%      332.13%
Value Portfolio ...........................................      02/89        -3.53%      57.26%     198.08%      316.48%
SP Aggressive Growth Asset Allocation Portfolio ...........      09/00       -19.98%        N/A         N/A       -24.89%
SP AIM Aggressive Growth Portfolio ........................      09/00       -25.65%        N/A         N/A       -36.33%
SP AIM Core Equity Portfolio ..............................      09/00       -23.83%        N/A         N/A       -36.31%
SP Alliance Large Cap Growth Portfolio ....................      09/00       -15.73%        N/A         N/A       -28.19%
SP Alliance Technology Portfolio ..........................      09/00       -26.18%        N/A         N/A       -43.93%
SP Balanced Asset Allocation Portfolio ....................      09/00        -8.35%        N/A         N/A        -9.09%
SP Conservative Asset Allocation Portfolio ................      09/00        -1.73%        N/A         N/A        -1.29%
SP Davis Value Portfolio ..................................      09/00       -11.78%        N/A         N/A       -10.65%
SP Deutsche International Equity Portfolio ................      09/00       -23.22%        N/A         N/A       -27.50%
SP Growth Asset Allocation Portfolio ......................      09/00       -14.31%        N/A         N/A       -17.42%
SP INVESCO Small Company Growth Portfolio .................      09/00       -18.41%        N/A         N/A       -31.91%
SP Jennison International Growth Portfolio ................      09/00       -37.58%        N/A         N/A       -47.17%
SP Large Cap Value Portfolio ..............................      09/00        -9.98%        N/A         N/A        -6.01%
SP MFS Capital Opportunities Portfolio ....................      09/00       -24.43%        N/A         N/A       -31.05%
SP MFS Mid-Cap Growth Portfolio ...........................      09/00       -22.09%        N/A         N/A       -24.15%
SP PIMCO High Yield Portfolio .............................      09/00         2.43%        N/A         N/A         4.00%
SP PIMCO Total Return Portfolio ...........................      09/00         7.04%        N/A         N/A        12.14%
SP Prudential U.S. Emerging Growth Portfolio ..............      09/00       -18.99%        N/A         N/A       -32.33%
SP Small/Mid Cap Value Portfolio ..........................      09/00         1.60%        N/A         N/A        12.67%
SP Strategic Partners Focused Growth Portfolio ............      09/00       -16.56%        N/A         N/A       -33.92%
Janus Aspen Series - Growth Portfolio Service Shares ......      11/95       -26.02%      42.36%        N/A        70.63%


MONEY MARKET SUBACCOUNT YIELD


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 29, 2001 were 0.70% and 0.70% respectively.


The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1% charge for mortality and expense risks and the 0.20% charge for administration. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((base period return + 1) 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                       COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.


                                     EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Prudential Individual Variable Contract Account as of December 31, 2001 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contract.

                               FEDERAL TAX STATUS

OTHER TAX RULES

o ENTITY OWNERS

Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or, in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.


o PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.


o GENERATION-SKIPPING TRANSFERS


If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37-1/2 years younger than you, there may be generation-skipping transfer tax consequences.


             PLEASE CONSULT A TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE.


                              FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.

                                                      FINANCIAL STATEMENTS OF
                                        THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                         SUBACCOUNTS
                                                            ------------------------------------------------------------------------
                                                               Money       Diversified                     Flexible     Conservative
                                                               Market         Bond          Equity         Managed        Balanced
                                                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                            ------------   ------------   ------------   ------------   ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] .............   $175,586,506   $130,773,724   $624,304,904   $394,458,320   $660,485,077
  Receivable from The Prudential Insurance Company
    of America [Note 2] .................................         36,027        240,624              0         54,113         64,631
                                                            ------------   ------------   ------------   ------------   ------------
  Net Assets ............................................   $175,622,533   $131,014,348   $624,304,904   $394,512,433   $660,549,708
                                                            ============   ============   ============   ============   ============

NET ASSETS, representing:
  Accumulation units of contract owners [Note 8] ........   $175,586,506   $130,773,724   $624,304,904   $394,458,320   $660,485,077
  Contracts in payout (annuitization) period [Note 2] ...         36,027        240,624              0         54,113         64,631
                                                            ------------   ------------   ------------   ------------   ------------
                                                            $175,622,533   $131,014,348   $624,304,904   $394,512,433   $660,549,708
                                                            ============   ============   ============   ============   ============
  Units outstanding .....................................     71,947,824     34,242,655     82,954,957     82,520,417    155,223,446
                                                            ============   ============   ============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A1

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Small
 High Yield          Stock                           Natural                       Government        Prudential     Capitalization
   Bond              Index           Value          Resources        Global          Income           Jennison          Stock
 Portfolio         Portfolio       Portfolio        Portfolio       Portfolio       Portfolio        Portfolio        Portfolio
------------      ------------    ------------     ------------    ------------    ------------     ------------     ------------


$ 64,021,470      $400,059,350    $379,394,910     $ 62,701,684    $147,268,397    $111,106,933     $276,521,054     $ 89,840,823

           0                 0               0                0               0               0                0                0
------------      ------------    ------------     ------------    ------------    ------------     ------------     ------------
$ 64,021,470      $400,059,350    $379,394,910     $ 62,701,684    $147,268,397    $111,106,933     $276,521,054     $ 89,840,823
============      ============    ============     ============    ============    ============     ============     ============



$ 64,021,470      $400,059,350    $379,394,910     $ 62,701,684    $147,268,397    $111,106,933     $276,521,054     $ 89,840,823
           0                 0               0                0               0               0                0                0
------------      ------------    ------------     ------------    ------------    ------------     ------------     ------------
$ 64,021,470      $400,059,350    $379,394,910     $ 62,701,684    $147,268,397    $111,106,933     $276,521,054     $ 89,840,823
============      ============    ============     ============    ============    ============     ============     ============
  31,061,647        88,771,485      77,905,939       17,694,796      64,043,103      47,892,984      119,865,905       40,624,016
============      ============    ============     ============    ============    ============     ============     ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A2

                                                       FINANCIAL STATEMENTS OF
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2001


                                                                                      SUBACCOUNTS
                                                          --------------------------------------------------------------------------
                                                             Money        Diversified                     Flexible     Conservative
                                                             Market          Bond          Equity         Managed       Balanced
                                                           Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
                                                          ------------   ------------   -------------   ------------   ------------
INVESTMENT INCOME
  Dividend Income ......................................  $  7,087,806   $  7,934,613   $   5,723,933   $ 16,064,515   $ 24,410,051
                                                          ------------   ------------   -------------   ------------   ------------

EXPENSES
  Charges for assuming mortality risk and expense risk
    and for administration [Note 4A] ...................     2,123,146      1,549,300       8,417,832      5,215,920      8,690,459
                                                          ------------   ------------   -------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ...........................     4,964,660      6,385,313      (2,693,899)    10,848,595     15,719,592
                                                          ------------   ------------   -------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received .................             0              0      38,213,615      6,521,275      7,064,994
  Realized gain (loss) on shares redeemed ..............             0        809,779     (15,085,197)    (5,684,431)    (6,633,159)
  Net change in unrealized gain (loss) on
    investments ........................................             0       (293,403)   (119,127,806)   (44,708,767)   (41,776,974)
                                                          ------------   ------------   -------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS .........................             0        516,376     (95,999,388)   (43,871,923)   (41,345,139)
                                                          ------------   ------------   -------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................  $  4,964,660   $  6,901,689   $ (98,693,287)  $(33,023,328)  $(25,625,547)
                                                          ============   ============   =============   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A3

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Small
 High Yield         Stock                             Natural                         Government      Prudential      Capitalization
    Bond            Index             Value          Resources          Global          Income         Jennison           Stock
 Portfolio        Portfolio         Portfolio        Portfolio        Portfolio        Portfolio       Portfolio        Portfolio
------------     ------------      ------------     ------------     ------------     ------------    ------------     -----------

$  8,341,965     $  4,420,994      $  6,431,731     $  1,726,932     $    597,023     $  6,741,649     $   529,018     $   440,128
------------     ------------      ------------     ------------     ------------     ------------    ------------     -----------



     874,781        5,391,608         4,931,943          853,550        2,137,209        1,380,225       3,853,723       1,043,882
------------     ------------      ------------     ------------     ------------     ------------    ------------     -----------
   7,467,184         (970,614)        1,499,788          873,382       (1,540,186)       5,361,424      (3,324,705)       (603,754)
------------     ------------      ------------     ------------     ------------     ------------    ------------     -----------



           0       23,837,658        37,746,406        4,744,060       42,149,146                0       3,259,157      11,917,024
  (5,036,487)      33,599,037         6,947,060        3,255,843        1,327,264        1,745,060     (12,525,724)        493,102

  (3,470,770)    (125,839,909)      (61,211,967)     (18,266,233)     (81,486,389)         328,043     (66,743,297)     (8,495,192)
------------     ------------      ------------     ------------     ------------     ------------    ------------     -----------
  (8,507,257)     (68,403,214)      (16,518,501)     (10,266,330)     (38,009,979)       2,073,103     (76,009,864)      3,914,934
------------     ------------      ------------     ------------     ------------     ------------    ------------     -----------


$ (1,040,073)    $(69,373,828)     $(15,018,713)    $ (9,392,948)    $(39,550,165)    $  7,434,527    $(79,334,569)    $ 3,311,180
============     ============      ============     ============     ============     ============    ============     ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A4

                                                       FINANCIAL STATEMENTS OF
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000


                                                                           SUBACCOUNTS
                                    ------------------------------------------------------------------------------------------------
                                              Money Market                Diversified Bond                     Equity
                                               Portfolio                     Portfolio                        Portfolio
                                    ----------------------------    ----------------------------    -------------------------------
                                        2001            2000            2001            2000            2001              2000
                                    ------------    ------------    ------------    ------------    -------------    --------------
OPERATIONS
  Net investment income (loss) ...  $  4,964,660    $  8,897,228    $  6,385,313    $  6,360,205    $  (2,693,899)   $    5,777,167
  Capital gains distributions
    received .....................             0               0               0          17,317       38,213,615       138,211,674
  Realized gain (loss) on shares
    redeemed .....................             0               0         809,779         241,590      (15,085,197)       28,435,558
  Net change in unrealized gain
    (loss) on investments ........             0               0        (293,403)      3,721,012     (119,127,806)     (164,514,840)
                                    ------------    ------------    ------------    ------------    -------------    --------------


NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ................     4,964,660       8,897,228       6,901,689      10,340,124      (98,693,287)        7,909,559
                                    ------------    ------------    ------------    ------------    -------------    --------------

CONTRACT OWNER
  TRANSACTIONS
  Contract Owner Net Payments ....     3,155,427       8,334,745       1,602,646       1,340,049        4,745,975         7,700,703
    Annuity Payments .............       (11,704)        (11,552)        (72,608)        (72,965)               0                 0
  Surrenders, Withdrawals, and
    Death Benefits ...............   (49,320,237)    (68,587,518)    (23,020,969)    (29,289,476)    (103,202,666)     (175,911,544)
  Net Transfers From (To)
    Other Subaccounts or Fixed
    Rate Option ..................    52,512,059     (21,477,072)     20,471,544      (8,628,167)     (15,189,873)      (52,561,719)
  Deferred Sales and Other
    Charges ......................       (22,052)        (50,439)        (31,291)        (28,774)        (196,597)         (194,409)
                                    ------------    ------------    ------------    ------------    -------------    --------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ...................     6,313,493     (81,791,836)     (1,050,678)    (36,679,333)    (113,843,161)     (220,966,969)
                                    ------------    ------------    ------------    ------------    -------------    --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................    11,278,153     (72,894,608)      5,851,011     (26,339,209)    (212,536,448)     (213,057,410)

NET ASSETS:
  Beginning of year ..............   164,344,380     237,238,988     125,163,337     151,502,546      836,841,352     1,049,898,762
                                    ------------    ------------    ------------    ------------    -------------    --------------
  End of year ....................  $175,622,533    $164,344,380    $131,014,348    $125,163,337    $ 624,304,904    $  836,841,352
                                    ============    ============    ============    ============    =============    ==============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A5

                                                       SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
        Flexible Managed               Conservative Balanced               High Yield Bond                    Stock Index
           Portfolio                         Portfolio                        Portfolio                        Portfolio
------------------------------    -------------------------------    -----------------------------    ------------------------------
     2001            2000             2001              2000             2001           2000             2001             2000
-------------    -------------    -------------    --------------    ------------    ------------    -------------    -------------

$  10,848,595    $  12,910,104    $  15,719,592    $   21,958,741    $  7,467,184    $  9,366,641    $    (970,614)   $  (2,224,477)

    6,521,275        8,290,696        7,064,994         6,321,974               0               0       23,837,658       19,248,066

   (5,684,431)       5,824,657       (6,633,159)        7,818,982      (5,036,487)     (3,528,826)      33,599,037       57,194,167

  (44,708,767)     (42,584,479)     (41,776,974)      (51,092,016)     (3,470,770)    (14,181,308)    (125,839,909)    (138,340,784)
-------------    -------------    -------------    --------------    ------------    ------------    -------------    -------------



  (33,023,328)     (15,559,022)     (25,625,547)      (14,992,319)     (1,040,073)     (8,343,493)     (69,373,828)     (64,123,028)
-------------    -------------    -------------    --------------    ------------    ------------    -------------    -------------



    3,453,345        6,723,188        3,552,691         7,297,054         517,762         651,870        4,874,160       10,153,546
      (20,055)         (16,460)         (16,595)          (16,340)              0               0                0                0

  (65,184,036)    (114,981,038)    (120,128,990)     (219,667,013)    (13,372,796)    (22,799,415)     (59,943,576)    (115,426,147)


  (12,709,492)     (36,226,462)     (17,648,093)      (52,337,172)       (147,061)     (9,536,237)     (21,751,035)      15,187,479

     (187,573)        (196,949)        (206,736)         (215,623)        (16,966)        (16,913)        (124,030)         (96,737)
-------------    -------------    -------------    --------------    ------------    ------------    -------------    -------------





  (74,647,811)    (144,697,721)    (134,447,723)     (264,939,094)    (13,019,061)    (31,700,695)     (76,944,481)     (90,181,859)
-------------    -------------    -------------    --------------    ------------    ------------    -------------    -------------


 (107,671,139)    (160,256,743)    (160,073,270)     (279,931,413)    (14,059,134)    (40,044,188)    (146,318,309)    (154,304,887)


  502,183,572      662,440,315      820,622,978     1,100,554,391      78,080,604     118,124,792      546,377,659      700,682,546
-------------    -------------    -------------    --------------    ------------    ------------    -------------    -------------
$ 394,512,433    $ 502,183,572    $ 660,549,708    $  820,622,978    $ 64,021,470    $ 78,080,604    $ 400,059,350    $ 546,377,659
=============    =============    =============    ==============    ============    ============    =============    =============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A6

                                                       FINANCIAL STATEMENTS OF
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                               SUBACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                                     Value                   Natural Resources                  Global
                                                   Portfolio                      Portfolio                   Portfolio
                                          ----------------------------   --------------------------   ---------------------------
                                              2001           2000             2001          2000         2001            2000
                                          ------------   -------------   ------------   -----------   ------------   ------------

OPERATIONS
  Net investment income (loss) .........  $  1,499,788   $   4,703,879   $    873,382   $   175,899   $ (1,540,186)  $ (1,397,606)
  Capital gains distributions received..    37,746,406      31,969,191      4,744,060             0     42,149,146     19,666,134
  Realized gain (loss) on shares
    redeemed ...........................     6,947,060      14,235,039      3,255,843     2,782,667      1,327,264     19,434,053
  Net change in unrealized gain
    (loss) on investments ..............   (61,211,967)        161,860    (18,266,233)   19,506,184    (81,486,389)   (93,100,553)
                                          ------------   -------------   ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ......................   (15,018,713)     51,069,969     (9,392,948)   22,464,750    (39,550,165)   (55,397,972)
                                          ------------   -------------   ------------   -----------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..........     2,790,030       2,774,679        603,268       625,386      1,341,160      4,055,611
  Annuity Payments .....................             0               0              0             0              0              0
  Surrenders, Withdrawals, and
    Death Benefits .....................   (70,272,686)   (108,226,641)   (10,981,781)  (14,179,769)   (27,900,263)   (56,518,783)
  Net Transfers From (To)
    Other Subaccounts or Fixed
    Rate Option ........................     4,321,054     (35,304,260)      (733,772)    7,626,551    (16,266,609)    37,679,016
  Deferred Sales and Other
    Charges ............................       (66,940)        (62,186)       (16,704)      (16,950)       (36,435)       (31,752)
                                          ------------   -------------   ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .........................   (63,228,542)   (140,818,408)   (11,128,989)   (5,944,782)   (42,862,147)   (14,815,908)
                                          ------------   -------------   ------------   -----------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................   (78,247,255)    (89,748,439)   (20,521,937)   16,519,968    (82,412,312)   (70,213,880)

NET ASSETS:
  Beginning of year ....................   457,642,165     547,390,604     83,223,621    66,703,653    229,680,709    299,894,589
                                          ------------   -------------   ------------   -----------   ------------   ------------
  End of year ..........................  $379,394,910   $ 457,642,165   $ 62,701,684   $83,223,621   $147,268,397   $229,680,709
                                          ============   =============   ============   ===========   ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A7


                                                   SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                                                 Small
        Government Income                        Prudential Jennison                      Capitalization Stock
            Portfolio                                 Portfolio                                Portfolio
---------------------------------        ----------------------------------        ----------------------------------
    2001                2000                 2001                  2000                 2001                2000
------------        -------------        -------------        -------------        -------------        -------------

$  5,361,424        $   7,530,627        $  (3,324,705)       $  (5,839,755)       $    (603,754)       $    (600,104)
           0              359,786            3,259,157           61,234,082           11,917,024            4,759,062

   1,745,060            1,440,317          (12,525,724)          12,290,442              493,102            1,311,767

     328,043            3,435,854          (66,743,297)        (168,741,795)          (8,495,192)           3,771,865
------------        -------------        -------------        -------------        -------------        -------------



   7,434,527           12,766,584          (79,334,569)        (101,057,026)           3,311,180            9,242,590
------------        -------------        -------------        -------------        -------------        -------------


     508,894              649,883            3,960,345           12,055,657            1,253,716            1,497,097
           0                    0                    0                    0                    0                    0

 (22,576,899)         (33,349,595)         (40,616,530)         (89,583,811)         (11,615,929)         (13,502,652)


   9,097,137           (7,477,419)         (30,727,617)         139,369,456            4,064,579           14,029,706

     (24,207)             (25,823)            (111,416)             (76,023)             (26,057)             (17,923)
------------        -------------        -------------        -------------        -------------        -------------





 (12,995,075)         (40,202,954)         (67,495,218)          61,765,279           (6,323,691)           2,006,228
------------        -------------        -------------        -------------        -------------        -------------


  (5,560,548)         (27,436,370)        (146,829,787)         (39,291,747)          (3,012,511)          11,248,818


 116,667,481          144,103,851          423,350,841          462,642,588           92,853,334           81,604,516
------------        -------------        -------------        -------------        -------------        -------------
$111,106,933        $ 116,667,481        $ 276,521,054        $ 423,350,841        $  89,840,823        $  92,853,334
============        =============        =============        =============        =============        =============


                                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                             A8

                        NOTES TO FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 2001


NOTE 1: GENERAL

        The Prudential Individual Variable Contract Account ("the Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+") variable annuity contracts are invested in the account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Each contract offers the option to invest in various subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Investment options vary by contract. Options available to The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+") are: Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio. These financial statements relate only to the subaccounts available to The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+") contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.


NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

        Contracts in payout (annuitization) period--Contracts in payout (annuitization) period is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 7.0% to 8.75%, depending on the contract's year of issue.

        Receivable from The Prudential Insurance Company of America--The receivable represents amounts due from Prudential to fund annuitant reserves. The receivable does not have an effect on the contract owner's account or the related unit value.


                                       A9

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                                    PORTFOLIOS
                                 --------------------------------------------------------------------------------

                                    Money          Diversified                        Flexible       Conservative
                                    Market            Bond            Equity          Managed          Balanced
                                 ------------     ------------     ------------     ------------     ------------
Number of shares (rounded):        17,558,651       11,511,772       30,468,761       26,670,610       48,245,806
Net asset value per share:       $      10.00     $      11.36     $      20.49     $      14.79     $      13.69
Cost:                            $175,586,506     $127,605,938     $727,051,052     $437,564,371     $709,303,800



                                                               PORTFOLIOS (Continued)
                                 --------------------------------------------------------------------------------

                                  High Yield         Stock                            Natural
                                     Bond            Index            Value          Resources          Global
                                 ------------     ------------     ------------     ------------     ------------
Number of shares (rounded):          11,855,828     12,644,101       21,183,412          3,281,093      9,631,681
Net asset value per share:       $         5.40   $      31.64     $      17.91     $        19.11   $      15.29
Cost:                            $   88,533,860   $273,473,943     $366,769,445     $   57,235,418   $171,196,757



                                              PORTFOLIOS (Continued)
                                 -----------------------------------------------
                                                                       Small
                                  Government       Prudential     Capitalization
                                    Income          Jennison           Stock
                                 ------------     ------------     ------------
Number of shares (rounded):         9,062,556       14,890,741        5,803,671
Net asset value per share:       $      12.26     $      18.57     $      15.48
Cost:                            $104,614,176     $334,974,741     $ 84,624,043


                                       A10

NOTE 4: CHARGES AND EXPENSES

        A.  Mortality Risk and Expense Risk Charges

            The mortality risk and expense risk charges, at effective annual rates of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets of VIP contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

            The mortality risk, expense risk and administrative charges at effective annual rates of 0.7%, 0.3% and 0.2%, respectively (for a total of 1.2% per year), are applied daily against the net assets of PDISCO+ contract owners held in each subaccount. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

        B.  Deferred Sales Charge

            A deferred sales charge is imposed upon the withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since the contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more contract years have elapsed since the contract date, unless the annuity effected is an annuity certain. No sales charge is imposed on death benefit payments or on transfers made between subaccounts.

        C.  Annual Maintenance Charge

            An annual maintenance charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account.


NOTE 5: TAXES

        Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.



                                       A11

NOTE 6: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the period ended December 31, 2001 and 2000 were as follows:


                                                                          SUBACCOUNTS
                                  -------------------------------------------------------------------------------------------
                                          Money Market                  Diversified Bond                    Equity
                                            Portfolio                      Portfolio                       Portfolio
                                  ----------------------------     --------------------------     ---------------------------
                                      2001             2000           2001            2000            2001            2000
                                  -----------      -----------     ----------     -----------     -----------     -----------
Contract Owner Contributions:      58,670,354       50,831,552      7,706,861       2,421,226       3,182,900       3,932,900
Contract Owner Redemptions:       (55,977,008)     (86,526,366)    (8,029,668)    (13,228,104)    (17,824,917)    (31,297,692)
                                  -----------      -----------     ----------     -----------     -----------     -----------



                                                                   SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------------
                                         Flexible Managed            Conservative Balanced              High Yield Bond
                                            Portfolio                      Portfolio                       Portfolio
                                  ----------------------------     --------------------------     ---------------------------
                                      2001             2000           2001           2000             2001            2000
                                  -----------      -----------     ----------     -----------     -----------     -----------
Contract Owner Contributions:       1,467,163        2,591,288       2,722,387       3,919,829       4,308,543       3,038,378
Contract Owner Redemptions:       (16,853,150)     (30,465,106)    (34,228,457)    (63,457,745)    (10,518,654)    (17,080,160)



                                                                   SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------------
                                           Stock Index                       Value                     Natural Resources
                                            Portfolio                      Portfolio                       Portfolio
                                  ----------------------------     --------------------------     ---------------------------
                                      2001             2000           2001            2000            2001            2000
                                  -----------      -----------     ----------     -----------     -----------     -----------
Contract Owner Contributions:       4,391,083       11,248,113       5,922,700       3,586,296      3,726,407       5,446,851
Contract Owner Redemptions:       (20,990,506)     (27,345,284)    (18,955,727)    (36,872,464)    (6,901,535)     (7,331,962)



                                                                   SUBACCOUNTS (Continued)
                                  -------------------------------------------------------------------------------------------
                                             Global                    Government Income              Prudential Jennison
                                            Portfolio                      Portfolio                       Portfolio
                                  ----------------------------     --------------------------     ---------------------------
                                      2001             2000           2001            2000            2001            2000
                                  -----------      -----------     ----------     -----------     -----------     -----------
Contract Owner Contributions:       5,216,386       20,617,483      11,193,960       3,098,827      12,985,988      55,435,069
Contract Owner Redemptions:       (22,490,004)     (25,676,427)    (17,006,385)    (23,318,608)    (41,368,781)    (39,466,721)



                                     SUBACCOUNTS (Continued)
                                  -----------------------------
                                   Small Capitalization Stock
                                           Portfolio
                                  ----------------------------
                                      2001             2000
                                  -----------      -----------
Contract Owner Contributions:       7,275,541       11,587,578
Contract Owner Redemptions:       (10,448,202)     (10,701,125)


                                      A12

NOTE 7: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the period ended December 31, 2001 were as follows:


                                                                              PORTFOLIOS
                                          ----------------------------------------------------------------------------------
                                             Money           Diversified        Equity           Flexible       Conservative
                                             Market             Bond             Bond            Managed          Balanced
                                          ------------      ------------     -------------     ------------     -------------
        Purchases ...................     $ 83,174,394      $ 14,769,898     $   8,181,978     $    961,520     $     659,876
        Sales .......................     $(78,975,017)     $(17,317,659)    $(130,442,970)    $(80,808,776)    $(143,783,359)



                                                                        PORTFOLIOS (Continued)
                                          -----------------------------------------------------------------------------------
                                           High Yield          Stock                             Natural
                                              Bond             Index             Value           Resources          Global
                                          ------------      ------------      ------------      ------------     ------------
        Purchases ...................     $  4,495,291      $  3,773,858      $  5,046,537      $  6,798,933     $  4,799,242
        Sales .......................     $(18,389,134)     $(86,109,948)     $(73,207,021)     $(18,781,472)    $(49,798,597)



                                                                PORTFOLIOS (Continued)
                                          --------------------------------------------------------------------
                                                                                                    Small
                                           Government        Prudential        Government       Capitalization
                                             Income           Jennison           Income             Stock
                                          ------------      ------------      ------------      --------------
        Purchases ...................     $ 16,729,776      $  9,736,513      $ 16,729,776       $  7,158,900
        Sales .......................     $(31,105,076)     $(81,085,452)     $(31,105,076)      $(14,526,472)



NOTE 8: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administer the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


                                       A13

NOTE 9: FINANCIAL HIGHLIGHTS

        A summary of units outstanding, unit fair values, income ratios, expense ratios, and total returns for year ended December 31 were as follows:


                                                  At December 31, 2001              For the year ended December 31, 2001
                                         --------------------------------------   ---------------------------------------
                                                                                  Investment*
                                          Units        Unit Fair     Net Assets     Income        Expense         Total
                                          (000s)         Value         (000s)       Ratio         Ratio**       Return***
                                         -------       --------      ----------   ----------      -------       ---------
Money Market Portfolio ................   71,948       $2.44047       $175,587       3.97%         1.20%          2.87%
Diversified Bond Portfolio ............   34,243       $3.81903       $130,774       6.81%         1.20%          5.71%
Equity Portfolio ......................   82,955       $7.52583       $624,305       0.81%         1.20%        -12.23%
Flexible Managed Portfolio ............   82,520       $4.78013       $394,458       3.67%         1.20%         -6.79%
Conservative Balanced Portfolio .......  155,223       $4.25506       $660,485       3.34%         1.20%         -3.17%
High Yield Bond Portfolio .............   31,062       $2.06111       $ 64,021      11.35%         1.20%         -1.61%
Stock Index Portfolio .................   88,771       $4.50662       $400,059       0.98%         1.20%        -13.09%
Value Portfolio .......................   77,906       $4.86991       $379,395       1.55%         1.20%         -3.23%
Natural Resources Portfolio ...........   17,695       $3.54351       $ 62,702       2.41%         1.20%        -11.14%
Global Portfolio ......................   64,043       $2.29952       $147,268       0.33%         1.20%        -18.59%
Government Income Portfolio ...........   47,893       $2.31990       $111,107       5.81%         1.20%          6.79%
Prudential Jennison Portfolio .........  119,866       $2.30692       $276,521       0.16%         1.20%        -19.22%
Small Capitalization Stock Portfolio ..   40,624       $2.21152       $ 89,841       0.50%         1.20%          4.31%


----------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                       A14

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Prudential Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts (as defined in Note 1) of the Prudential Individual Variable Contract Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
New York, New York
April 25, 2001



                                       A15

        THE PRUDENTIAL INSURANCE
        COMPANY OF AMERICA
        Consolidated Financial Statements and
        Report of Independent Accountants
        December 31, 2001 and 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 12, 2002

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (in Millions)
--------------------------------------------------------------------------------

                                                                                                 2001          2000
                                                                                                 ----          ----
ASSETS
Fixed maturities:
    Available for sale, at fair value (amortized cost:  2001 - $83,304; 2000 - $83,115)...     $  85,586     $  83,827
    Held to maturity, at amortized cost (fair value:  2001 - $0; 2000 - $12,615) .........            --        12,448
Trading account assets, at fair value ....................................................           882         7,217
Equity securities, available for sale, at fair value (cost:  2001 - $992; 2000 -
    $2,266) ..............................................................................         1,069         2,317

Commercial loans .........................................................................        14,909        15,919
Policy loans .............................................................................         7,930         8,046
Securities purchased under agreements to resell ..........................................           110         5,395
Cash collateral for borrowed securities ..................................................            --         3,858
Other long-term investments ..............................................................         3,824         4,459
Short-term investments ...................................................................         4,048         5,029
                                                                                               ---------     ---------
    Total investments ....................................................................       118,358       148,515

Cash and cash equivalents ................................................................         6,587         7,676
Accrued investment income ................................................................         1,551         1,916
Broker-dealer related receivables ........................................................            --        11,860
Deferred policy acquisition costs ........................................................         5,122         7,063
Other assets .............................................................................         5,948        13,506
Due from parent and affiliates ...........................................................         5,750            --
Separate account assets ..................................................................        76,736        82,217
                                                                                               ---------     ---------
    TOTAL ASSETS .........................................................................     $ 220,052     $ 272,753
                                                                                               =========     =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...................................................................     $  64,328     $  67,859
Policyholders' account balances ..........................................................        33,525        32,722
Unpaid claims and claim adjustment expenses ..............................................         1,647         3,549
Policyholders' dividends .................................................................         1,363         1,463
Securities sold under agreements to repurchase ...........................................         6,130        15,010
Cash collateral for loaned securities ....................................................         4,808        11,053
Income taxes payable .....................................................................         1,571         1,610
Broker-dealer related payables ...........................................................            --         5,965
Securities sold but not yet purchased ....................................................           108         4,959
Short-term debt ..........................................................................         3,837        11,131
Long-term debt ...........................................................................         2,726         2,502
Other liabilities ........................................................................         7,047        12,105
Due to parent and affiliates .............................................................           363            --
Separate account liabilities .............................................................        76,736        82,217
                                                                                             -----------   -----------
    Total liabilities ....................................................................       204,189       252,145
                                                                                             -----------   -----------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 1,000 shares authorized, issued
    and outstanding at December 31, 2001) ................................................            --            --
Additional paid-in capital ...............................................................        14,716            --
Accumulated other comprehensive income ...................................................         1,099           234
Retained earnings ........................................................................            48        20,374
                                                                                             -----------   -----------
    Total stockholder's equity ...........................................................        15,863        20,608
                                                                                             -----------   -----------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...........................................     $ 220,052     $ 272,753
                                                                                             ===========   ===========







                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------


                                                                                 2001          2000          1999
                                                                                 ----          ----          ----
REVENUES

Premiums ............................................................         $  12,477     $ 10,181     $  9,528
Policy charges and fee income .......................................             1,803        1,639        1,516
Net investment income ...............................................             9,147        9,497        9,367
Realized investment gains (losses), net .............................              (709)        (288)         924
Commissions and other income ........................................             4,451        5,475        5,233
                                                                              ---------     --------     --------

    Total revenues ..................................................            27,169       26,504       26,568
                                                                              ---------     --------     --------

BENEFITS AND EXPENSES

Policyholders' benefits .............................................            12,752        10,640      10,226
Interest credited to policyholders' account balances ................             1,804         1,751       1,811
Dividends to policyholders ..........................................             2,722         2,724       2,571
General and administrative expenses .................................             9,524        10,043       9,530
Capital markets restructuring .......................................                --           476          --
Sales practices remedies and costs ..................................                --            --         100
Demutualization costs and expenses:
    Administrative expenses .........................................               248           143          75
    Consideration to former Canadian branch policyholders ...........               340            --          --
                                                                              ---------     ---------    --------
    Total benefits and expenses .....................................            27,390        25,777      24,313
                                                                              ----------    ---------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
    INCOME TAXES ....................................................              (221)          727       2,255
                                                                              ---------     ---------    --------

Income taxes:
    Current .........................................................              (921)          434         690
    Deferred ........................................................               863           (28)        352
                                                                              ---------     ---------    --------
        Total income tax expense (benefit) ..........................               (58)          406       1,042
                                                                              ---------     ---------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ............................              (163)          321       1,213
                                                                              ---------     ---------    --------

DISCONTINUED OPERATIONS
Gain (loss) on disposal of healthcare operations, net of taxes ......                16            77        (400)
                                                                              ---------     ---------    --------
NET INCOME (LOSS) ...................................................         $    (147)    $     398    $    813
                                                                              =========     =========    ========






                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2001, 2000, and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                                     Accumulated Other Comprehensive Income (Loss)
                                                                                ----------------------------------------------------
                                                                                                Net                        Total
                                                                                 Foreign    Unrealized                  Accumulated
                                                       Additional               Currency    Investment    Pension          Other
                                               Common   Paid-in     Retained   Translation   Gains       Liability     Comprehensive
                                               Stock    Capital     Earnings   Adjustments  (Losses)     Adjustment    Income (Loss)
                                               -----    -------     --------   ----------   --------     ----------    -------------
Balance, December 31, 1998 ..................  $   --  $       --   $ 19,163   $      (31) $    1,272   $       (9)   $       1,232
Comprehensive income:
  Net income ................................      --          --        813           --          --           --               --
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --            13          --           --               13
    Change in net unrealized investment
      gains .................................      --          --        --            --      (1,932)          --           (1,932)
    Additional pension liability
      adjustment ............................      --          --        --            --          --            2                2
  Other comprehensive loss ..................
Total comprehensive loss ....................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 1999 ..................      --          --     19,976          (18)       (660)          (7)            (685)
Comprehensive income:
  Net income ................................      --          --        398           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --        --           (89)         --           --              (89)
    Change in net unrealized investment
      gains .................................      --          --        --            --       1,019           --            1,019
    Additional pension liability
      adjustment ............................      --          --        --            --          --          (11)             (11)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2000 ..................      --          --     20,374         (107)        359          (18)             234
Demutualization reclassification of
  retained earnings .........................      --      13,666    (13,666)          --          --           --               --
Destacking dividend to parent ...............      --          --     (5,384)         220        (103)          16              133
Policy credits issued and cash payments
  to be made to eligible policyholders ......      --          --     (1,129)          --          --           --               --
Capital contribution from parent ............      --       1,050         --           --          --           --               --
Comprehensive income:
  Net loss before date of demutualization ...      --          --       (195)          --          --           --               --
  Net income after date of demutualization ..      --          --         48           --          --           --               --
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............      --          --         --         (142)         --           --             (142)
    Change in net unrealized investment
      gains .................................      --          --         --           --         903           --              903
    Additional pension liability
      adjustment ............................      --          --         --           --          --          (29)             (29)
  Other comprehensive income ................
Total comprehensive income ..................
                                               ------  ----------   --------   ----------  ----------   ----------    -------------
Balance, December 31, 2001 ..................  $   --  $   14,716   $     48   $      (29) $    1,159   $      (31)   $       1,099
                                               ======  ==========   ========   ==========  ==========   ==========    =============

                                                   Total
                                               Stockholder's
                                                  Equity
                                                  ------
Balance, December 31, 1998 ..................  $      20,395
Comprehensive income:
  Net income ................................            813
  Other comprehensive loss, net of tax:
    Change in foreign currency
      translation adjustments ...............             13
    Change in net unrealized investment
      gains .................................         (1,932)
    Additional pension liability
      adjustment ............................              2
                                               -------------
  Other comprehensive loss ..................         (1,917)
                                               -------------
Total comprehensive loss ....................
                                                      (1,104)
                                               -------------
Balance, December 31, 1999 ..................         19,291
Comprehensive income:
  Net income ................................            398
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............            (89)
    Change in net unrealized investment
      gains .................................          1,019
    Additional pension liability
      adjustment ............................            (11)
                                               -------------
  Other comprehensive income ................            919
                                               -------------
Total comprehensive income ..................          1,317
                                               -------------
Balance, December 31, 2000 ..................         20,608
Demutualization reclassification of
  retained earnings .........................             --
Destacking dividend to parent ...............         (5,251)
Policy credits issued and cash payments
  to be made to eligible policyholders ......         (1,129)
Capital contribution from parent ............          1,050
Comprehensive income:
  Net loss before date of demutualization ...           (195)
  Net income after date of demutualization ..             48
  Other comprehensive income, net of tax:
    Change in foreign currency
      translation adjustments ...............           (142)
    Change in net unrealized investment
      gains .................................            903
    Additional pension liability
      adjustment ............................            (29)
                                               -------------
  Other comprehensive income ................            732
                                               -------------
Total comprehensive income ..................            585
                                               -------------
Balance, December 31, 2001 ..................  $      15,863
                                               =============

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (in Millions)
--------------------------------------------------------------------------------

                                                                               2001          2000          1999
                                                                               ----          ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................     $   (147)     $    398      $    813
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Realized investment (gains) losses, net ...............................          709           288          (915)
  Policy charges and fee income .........................................         (482)         (342)         (300)
  Interest credited to policyholders' account balances ..................        1,804         1,751         1,811
  Depreciation and amortization, including premiums and discounts .......          446           740           689
  Loss (gain) on disposal of healthcare operations, net of taxes ........          (16)          (77)          400
  Change in:
    Deferred policy acquisition costs ...................................         (259)         (228)         (178)
    Future policy benefits and other insurance liabilities ..............          933         1,473           788
    Trading account assets ..............................................        2,268         2,524          (853)
    Income taxes payable ................................................       (1,308)          214           933
    Broker-dealer related receivables/payables ..........................        4,538          (388)       (1,898)
    Securities purchased under agreements to resell .....................          974         8,549        (3,692)
    Cash collateral for borrowed securities .............................       (1,407)        3,266        (1,502)
    Cash collateral for loaned securities ...............................       (1,571)          278         3,643
    Securities sold but not yet purchased ...............................       (2,168)       (2,009)        1,197
    Securities sold under agreements to repurchase ......................       (2,625)       (9,588)        3,112
    Due from parent and affiliates ......................................         (139)          --            --
    Other, net ..........................................................        3,714         1,016        (3,486)
                                                                              --------      --------      --------
      Cash flows from operating activities ..............................        5,264         7,865           562
                                                                              --------      --------      --------


CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale ..................................       98,150        99,971       122,790
  Fixed maturities, held to maturity ....................................          139         3,266         4,957
  Equity securities, available for sale .................................        5,503         3,025         3,190
  Commercial loans ......................................................        5,443         1,632         2,640
  Other long-term investments ...........................................          764         2,044         2,169
Payments for the purchase of:
  Fixed maturities, available for sale ..................................      (97,492)     (103,086)     (124,759)
  Fixed maturities, held to maturity ....................................          (56)       (1,544)       (2,414)
  Equity securities, available for sale .................................       (2,557)       (2,316)       (2,779)
  Commercial loans ......................................................       (1,521)       (1,334)       (2,595)
  Other long-term investments ...........................................       (1,307)       (1,374)       (2,280)
Cash acquired from Gibraltar Life. ......................................        5,912           --            --
Short-term investments ..................................................          179        (2,257)       (1,138)
Due from parent and affiliates ..........................................       (5,248)           --            --
                                                                              --------      --------      --------
      Cash flows from (used in) investing activities ....................        7,909        (1,973)         (219)
                                                                              --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................        6,771         6,813         7,667
Policyholders' account withdrawals ......................................       (9,014)       (8,186)      (10,531)
Net increase (decrease) in short-term debt ..............................       (6,098)       (2,678)          444
Proceeds from the issuance of long-term debt ............................        1,464           638         1,844
Repayments of long-term debt ............................................         (720)       (1,230)         (919)
Capital contribution from parent ........................................        1,050            --            --
Cash destacked ..........................................................       (7,715)           --            --
                                                                              --------      --------      --------
      Cash flows used in financing activities ...........................      (14,262)       (4,643)       (1,495)
                                                                              --------      --------      --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................       (1,089)        1,249        (1,152)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................        7,676         6,427         7,579
                                                                              --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................     $  6,587      $  7,676      $  6,427
                                                                              ========      ========      ========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received) ............................................     $    466      $    248      $   (344)
                                                                              --------      --------      --------
Interest paid ...........................................................     $    638      $  1,040      $    824
                                                                              --------      --------      --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable
  to eligible policyholders .............................................     $  1,469      $     --      $     --
                                                                              --------      --------      --------

                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial. The Company had 1,000 shares of common stock authorized, issued and outstanding at December 31, 2001, all of which was owned by Prudential Holdings.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received
457.1 million shares of Common Stock of Prudential Financial, the rights to receive cash totaling $3,487 million, including $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies Prudential Insurance previously transferred to London Life Insurance Company, and increases to their policy values in the form of policy credits totaling $1,042 million. Of these amounts, the Company recorded a liability to policyholders of $427 million for rights to receive cash, including $340 million of demutualization consideration discussed above, with the remaining amounts being recorded by Prudential Financial, and increases to policy values in the form of policy credits totaling $1,042 million. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, net of the aforementioned cash payments other than those to former Canadian policyholders and policy credits which were charged directly to retained earnings, were reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. The effect of the destacking was to decrease assets by $75,086 million, liabilities by $69,835 million and stockholder's equity by $5,251 million. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The Company's Consolidated Statements of Financial Position at December 31, 2001 do not include the destacked companies and operations. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investment allowances, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." See Note 17 for a discussion of the Company's reclassificiation of "held to maturity" securities to "available for sale" in connection with the implementation of new accounting standards for derivatives. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Other long-term investments primarily represent the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. See Note 17 for a discussion of accounting policies for derivative instruments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are:
1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.28% at December 31, 2001 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, property and equipment and receivables resulting from sales of securities that had not yet settled at the balance sheet date. In 2000, other assets also include mortgage securitization inventory and mortgage servicing rights of a subsidiary that was destacked on the date of demutualization. During 2001, the Company sold $1,409 million of commercial mortgage loans and other securities in securitization transactions versus $1,874 million in 2000, through a subsidiary that was destacked on the date of demutualization. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax gains of $42 million in 2001 versus losses of $6 million in 2000 in connection with securitization and related hedging activity which are recorded in "Commissions and other income." Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized when earned. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 17 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment of such instruments.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Effective for the year ended December 31, 2001, the Company, as a stock company, is no longer subject to the equity tax. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses also include $340 million of demutualization consideration payable to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders are required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have a material effect on the results of operations of the Company.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. The Company has ceased the amortization of goodwill as of January 1, 2002 and believes that the effect of implementing the impairment provisions of this statement will not be material to its results of operations and financial position.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. At the date of adoption of this standard, the impact on results of operations of the Company is not material.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements. As of December 31, 1998, the measurement date, the Company recorded a loss on disposal of $223 million, net of taxes, which included estimated operating losses of the healthcare business subsequent to December 31, 1998 through the date of the sale, the estimated cost of retained liabilities associated with litigation, as well as estimates of other costs in connection with the disposition of the business. These included facilities closure and systems termination costs, severance and termination benefits, the impact of modifications to pension and benefit plans, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement (the "MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The Company retained all liabilities associated with litigation that existed at August 6, 1999 or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements. It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period.

The loss on disposal was increased in 1999 by $400 million, net of taxes, primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes. In 2001, upon the final settlement of the MLR Agreement, the Company reduced the loss on disposal by an additional $16 million, net of taxes.

Pursuant to a coinsurance agreement with Aetna, the Company was required to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies were 100% coinsured by Aetna. The purpose of the agreement was to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential Insurance. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $966 million and $827 million, respectively for the year ended December 31, 2001. Premium and benefits ceded for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively, and for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $202 million at December 31, 2001 and $355 million at December 31, 2000.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

On October 20, 2000, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On October 20, 2000, the Tokyo District Court issued an order generally freezing Gibraltar Life's assets and appointed an interim Trustee who, on October 23, 2000, was appointed as sole Trustee.

On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan, which was submitted by the Trustee and approved by Gibraltar Life's creditors. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed (Y)50 billion ($395 million) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million) to Gibraltar Life in the form of a subordinated loan. On April 23, 2001, the Tokyo District Court declared the reorganization proceedings concluded and dismissed the Trustee.

For purposes of inclusion in the Company's consolidated financial statements, Gibraltar Life has adopted a November 30 fiscal year end; therefore, the December 31, 2001 consolidated financial statements include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001. The Company's Consolidated Statements of Operations include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                         2001
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies...................................  $   7,715   $      192  $       33  $   7,874
     Obligations of U.S. states and their political subdivisions ..        711           24           8        727
     Foreign government bonds .....................................      1,961          199          14      2,146
     Corporate securities .........................................     68,130        2,682         898     69,914
     Mortgage-backed securities ...................................      4,787          157          19      4,925
                                                                     ---------   ----------  ----------  ---------
     Total fixed maturities available for sale ....................  $  83,304   $    3,254  $      972  $  85,586
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $     992   $      188  $      111  $   1,069
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities available for sale
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $   7,068   $      358  $        2  $   7,424
     Obligations of U.S. states and their political subdivisions ..      3,012          164           3      3,173
     Foreign government bonds .....................................      4,457          228          38      4,647
     Corporate securities .........................................     62,066        1,205       1,374     61,897
     Mortgage-backed securities ...................................      6,512          188          14      6,686
                                                                     ---------   ----------  ----------- ---------
     Total fixed maturities available for sale ....................  $  83,115   $    2,143  $    1,431  $  83,827
                                                                     =========   ==========  ==========  =========
     Equity securities available for sale .........................  $   2,266   $      239  $      188  $   2,317
                                                                     =========   ==========  ==========  =========

                                                                                         2000
                                                                     ---------------------------------------------
                                                                                   Gross       Gross     Estimated
                                                                     Amortized   Unrealized  Unrealized     Fair
                                                                        Cost        Gains      Losses      Value
                                                                        ----        -----      ------      -----
                                                                                     (In Millions)
     Fixed maturities held to maturity
     U.S. Treasury securities and obligations of U.S. government
       corporations and agencies ..................................  $       7   $       --  $       --  $       7
     Obligations of U.S. states and their political subdivisions ..         40            1           1         40
     Foreign government bonds .....................................        193           13          --        206
     Corporate securities .........................................     12,208          343         189     12,362
                                                                     ---------  -----------  ----------  ---------
     Total fixed maturities held to maturity ......................  $  12,448   $      357  $      190  $  12,615
                                                                     =========   ==========  ==========  =========

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2001, is shown below:

                                                                       Available for Sale
                                                                     ----------------------
                                                                                 Estimated
                                                                     Amortized     Fair
                                                                        Cost       Value
                                                                        ----       -----
                                                                          (In Millions)
     Due in one year or less ......................................  $  10,424   $   10,577
     Due after one year through five years ........................     20,859       21,364
     Due after five years through ten years .......................     20,152       20,676
     Due after ten years ..........................................     27,082       28,044
     Mortgage-backed securities ...................................      4,787        4,925
                                                                     ---------   ----------
         Total ....................................................  $  83,304   $   85,586
                                                                     =========   ==========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2001, 2000 and 1999 were $139 million, $3,266 million, and $4,957 million, respectively. Gross gains of $0 million, $8 million, and $73 million were realized on prepayment of held to maturity fixed maturities during 2001, 2000 and 1999, respectively.

Proceeds from the sale of available for sale fixed maturities during 2001, 2000 and 1999 were $84,629 million, $93,653 million and $117,685 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2001, 2000 and 1999 were $13,521 million, $6,318 million and $5,105 million, respectively. Gross gains of $1,270 million, $909 million and $884 million, and gross losses of $1,136 million, $1,408 million and $1,231 million were realized on sales and prepayments of available for sale fixed maturities during 2001, 2000 and 1999, respectively. Realized losses included $356 million in 2001 resulting from the sale of substantially all of the Company's Enron Corp. holdings.

Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $777 million, $540 million and $266 million, and for equity securities were $238 million, $34 million and $205 million for the years ended 2001, 2000 and 1999, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of the securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans were as follows at December 31,

                                                                            2001                         2000
                                                                -----------------------------------------------------
                                                                   Amount        % of           Amount         % of
                                                                (In Millions)    Total       (In Millions)     Total
                                                                -------------   -------      -------------    -------

     Collateralized loans by property type
     Office buildings ........................................      $ 3,548      23.5%          $ 3,727        23.1%
     Retail stores ...........................................        2,054      13.6%            2,465        15.3%
     Residential properties ..................................          158       1.0%              713         4.4%
     Apartment complexes .....................................        4,203      27.8%            4,455        27.6%
     Industrial buildings ....................................        2,685      17.8%            2,331        14.4%
     Agricultural properties .................................        1,908      12.6%            1,856        11.5%
     Other ...................................................          555       3.7%              597         3.7%
                                                                    -------     ------          -------       ------
         Subtotal of collateralized loans ....................       15,111     100.0%           16,144       100.0%
                                                                                ======                        ======
     Valuation allowance .....................................         (202)                       (225)
                                                                    -------                     -------
     Total collateralized loans ..............................      $14,909                     $15,919
                                                                    =======                     =======

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27.0%) and New York (10.2%) at December 31, 2001.

Activity in the allowance for losses for commercial loans, for the years ended December 31, is summarized as follows:

                                                                     2001        2000      1999
                                                                     ----        ----      ----
                                                                             (In Millions)

     Allowance for losses, beginning of year .................        $ 225      $ 221     $ 427
     Allowance on loans acquired from Gibraltar Life .........          739        --        --
     Addition (release) of allowance for losses ..............          (24)        17      (201)
     Charge-offs, net of recoveries ..........................         (412)       (13)       (5)
     Change in foreign exchange ..............................            7        --        --
     Destacking ..............................................         (333)       --        --
                                                                      -----      -----     -----
     Allowance for losses, end of year .......................        $ 202      $ 225     $ 221
                                                                      ======     ======    =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Impaired commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                     2001       2000
                                                                     ----       ----
                                                                     (In Millions)
     Impaired commercial loans with allowance for losses ........   $ 155      $ 192
     Impaired commercial loans with no allowance for losses .....     222        247
     Allowance for losses, end of year ..........................     (36)       (35)
                                                                    -----      -----
     Net carrying value of impaired commercial loans ............   $ 341      $ 404
                                                                    ======     =====

Impaired commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $407 million, $565 million and $884 million for 2001, 2000 and 1999, respectively. Net investment income recognized on these loans totaled $32 million, $37 million and $55 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Other Long-term Investments

The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,091 million and $2,391 million at December 31, 2001 and 2000, respectively. These investments include $957 million and $1,363 million in real estate related interests and $1,134 million and $1,028 million in non-real estate related interests at December 31, 2001 and 2000, respectively. The Company's share of net income from such entities was $84 million, $187 million and $217 million for the years ended 2001, 2000 and 1999, respectively, and is reported in "Net investment income."

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:


                                                                          At December 31,
                                                                          ---------------
                                                                          2001      2000
                                                                          ----      ----
                                                                            (In Millions)
     STATEMENTS OF FINANCIAL POSITION
     Investments in real estate .....................................   $ 3,603   $ 3,617
     Investments in securities ......................................     1,694     1,899
     Cash and cash equivalents ......................................        87       111
     Other assets ...................................................       208       173
                                                                        -------   -------
     Total assets ...................................................   $ 5,592   $ 5,800
                                                                        =======   =======
     Borrowed funds-third party .....................................   $   598    $  598
     Borrowed funds-Prudential Financial ............................         2       --
     Other liabilities ..............................................     1,399     1,450
                                                                        -------   -------
     Total liabilities ..............................................     1,999     2,048
     Partners' capital ..............................................     3,593     3,752
                                                                        -------   -------
     Total liabilities and partners' capital ........................   $ 5,592   $ 5,800
                                                                        =======   =======
     Equity in partners' capital included above .....................   $   971   $ 1,030
     Equity in limited partnership interests not included above .....     1,120     1,361
                                                                        -------   -------
     Carrying value .................................................   $ 2,091   $ 2,391
                                                                        =======   =======

                                                                            For the years ended
                                                                                December 31,
                                                                                ------------
                                                                         2001       2000     1999
                                                                         ----       ----     ----
                                                                              (In Millions)

     STATEMENTS OF OPERATIONS
     Income of real estate joint ventures ...........................   $   245   $   257     $ 102
     Income of other limited partnership interests ..................       142       256       530
     Interest expense-third party ...................................       (31)      (31)       (7)
     Other expenses .................................................      (251)     (226)     (121)
                                                                        -------   -------     -----
     Net earnings ...................................................   $   105   $   256     $ 504
                                                                        =======   =======     =====
     Equity in net earnings included above ..........................   $    37   $    79     $ 122
     Equity in net earnings of limited partnership interests not
       included above ...............................................        47       108        95
                                                                        -------   -------     -----
     Total equity in net earnings ...................................   $    84   $   187     $ 217
                                                                        =======   =======     =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

"Other long-term investments" also includes investments in the Company's separate accounts of $975 million and $1,077 million, investment real estate of $148 million and $239 million which is held through direct ownership and other miscellaneous investments of $610 million and $752 million at December 31, 2001 and 2000, respectively. Of the Company's real estate, $146 million and $181 million consist of commercial and agricultural assets held for disposal at December 31, 2001 and 2000, respectively. Impairment losses were $7 million, $0 million and $3 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in "Realized investment gains (losses), net."

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities available for sale ..............  $ 6,826   $ 5,938   $ 5,602
   Fixed maturities held to maturity ................       12     1,028     1,217
   Trading account assets ...........................      294       734       622
   Equity securities available for sale .............       45        67        63
   Commercial loans .................................    1,432     1,370     1,401
   Policy loans .....................................      522       478       448
   Securities purchased under agreements to resell ..       11        28        25
   Broker-dealer related receivables ................      513     1,222       976
   Short-term investments and cash equivalents ......      461       683       490
   Other investment income ..........................      419       479       455
                                                       -------   -------   -------
   Gross investment income ..........................   10,535    12,027    11,299
   Less investment expenses .........................   (1,388)   (2,530)   (1,881)
                                                       -------   -------   -------
        Subtotal ....................................    9,147     9,497     9,418
   Less amount relating to discontinued operations ..       --        --       (51)
                                                       -------   -------   -------
   Net investment income ............................  $ 9,147   $ 9,497   $ 9,367
                                                       =======   =======   =======

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2001 included in fixed maturities, equity securities, commercial loans and other long-term investments totaled $47 million, $6 million, $19 million and $33 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                         2001      2000      1999
                                                         ----      ----      ----
                                                               (In Millions)
   Fixed maturities .................................  $  (639)  $(1,066)  $  (557)
   Equity securities available for sale .............     (245)      450       223
   Commercial loans .................................        1        (5)      209
   Investment real estate ...........................       40        49       106
   Joint ventures and limited partnerships ..........       --       124       656
   Derivatives ......................................      120       165       305
   Other ............................................       14        (5)      (27)
                                                       -------   -------   -------
        Subtotal ....................................     (709)     (288)      915
   Less amount related to discontinued operations ...       --        --         9
                                                       -------   -------   -------
   Realized investment gains (losses), net ..........  $  (709)  $  (288)  $   924
                                                       =======   =======   =======

The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Investments," amounting to $0 million, $91 million and $114 million for the years ended 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                      Impact of unrealized investment gains (losses) on:
                                                              ----------------------------------------------------------------
                                                                                                                 Accumulated
                                                                                                                    other
                                                                                                                comprehensive
                                                                                                    Deferred    income (loss)
                                                               Unrealized    Deferred                income     related to net
                                                                 gains        policy      Future       tax        unrealized
                                                              (losses) on  acquisition    policy   (liability)    investment
                                                              investments     costs      benefits    benefit    gains (losses)
                                                              -----------     -----      --------    -------    --------------
                                                                                        (In Millions)
   Balance, December 31, 1998 ..............................      $ 3,337     $  (260)    $(1,095)    $ (710)          $ 1,272
   Net investment gains (losses) on investments arising
     during the period .....................................       (5,089)         --          --      1,845            (3,244)
   Reclassification adjustment for (gains) losses included
     in net income .........................................          404          --          --       (146)              258
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --         566          --       (213)              353
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --       1,092       (391)              701
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 1999 ..............................       (1,348)        306          (3)       385              (660)
   Net investment gains (losses) on investments arising
     during the period .....................................        1,458          --          --       (540)              918
   Reclassification adjustment for (gains) losses included
     in net income .........................................          621          --          --       (230)              391
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (356)         --        132              (224)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --        (101)        35               (66)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2000 ..............................          731         (50)       (104)      (218)              359
   Net investment gains (losses) on investments arising
     during the period .....................................          796          --          --       (294)              502
   Reclassification adjustment for (gains) losses included
     in net income .........................................          884          --          --       (327)              557
   Impact of net unrealized investment (gains) losses on
     deferred policy acquisition costs .....................           --        (270)         --         97              (173)
   Impact of net unrealized investment (gains) losses on
     future policy benefits ................................           --          --          27        (10)               17
   Destacking dividend to parent ...........................         (156)          3          --         50              (103)
                                                                  -------     -------     -------     ------           -------
   Balance, December 31, 2001 ..............................      $ 2,255     $  (317)    $   (77)    $ (702)          $ 1,159
                                                                  =======     =======     =======     ======           =======

The table below presents unrealized gains (losses) on investments by asset class:

                                                                           At December 31,
                                                                           ---------------
                                                                   2001        2000         1999
                                                                   ----        ----         ----
                                                                       (In Millions)
   Fixed maturities ........................................      $2,282      $   712     $(2,118)
   Equity securities .......................................          77           51         733
   Other long-term investments .............................        (104)         (32)         37
                                                                  ------      -------     -------
   Unrealized gains (losses) on investments ................      $2,255      $   731     $(1,348)
                                                                  ======      =======     =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

    Fixed maturities available for sale ..............   $ 11,009   $ 20,080
    Trading account assets ...........................        269      5,796
    Separate account assets ..........................      2,659      2,558
                                                         --------   --------
    Total securities pledged .........................   $ 13,937   $ 28,434
                                                         ========   ========

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2001, the fair value of this collateral was approximately $5,162 million versus $19,329 million in 2000 of which $4,932 million versus $13,099 million in 2000 had either been sold or repledged.

Assets of $237 million and $2,538 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $960 million and $1,227 million at December 31, 2001 and 2000, respectively, were held in voluntary trusts. Of these amounts, $244 million and $470 million at December 31, 2001 and 2000, respectively, related to the multi-state policyholder settlement described in Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $140 million and $48 million at December 31, 2001 and 2000, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $183 million and $779 million at December 31, 2001 and 2000, respectively. Restricted cash and securities of $0 million and $2,196 million at December 31, 2001 and 2000, respectively, were included in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                           2001       2000       1999
                                                           ----       ----       ----
                                                                 (In Millions)
   Balance, beginning of year ........................   $  7,063   $  7,324   $  6,462
   Capitalization of commissions, sales and issue
    expenses .........................................      1,385      1,324      1,333
   Amortization ......................................     (1,126)    (1,096)    (1,155)
   Change in unrealized investment gains and losses ..       (270)      (356)       566
   Foreign currency translation ......................       (184)      (154)       118
   Acquisition of subsidiary .........................         --         21         --
   Destacking ........................................     (1,746)        --         --
                                                         --------   --------   --------

   Balance, end of year ..............................   $  5,122   $  7,063   $  7,324
                                                         ========   ========   ========

8. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                           2001       2000
                                                           ----       ----
                                                            (In Millions)

   Life insurance ....................................   $ 50,886   $ 53,453
   Annuities .........................................     13,046     13,398
   Other contract liabilities ........................        396      1,008
                                                         --------   --------
   Total future policy benefits ......................   $ 64,328   $ 67,859
                                                         ========   ========

Participating insurance represented 37% and 40% of domestic individual life insurance in force at December 31, 2001 and 2000, respectively, and 92%, 94% and 95% of domestic individual life insurance premiums for 2001, 2000 and 1999, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves (excluding consideration of premium deficiency reserves):

          Product                            Mortality                   Interest Rate             Estimation Method
----------------------------  --------------------------------------  -------------------  ---------------------------------
   Life insurance .........   For Closed Block policies, rates            2.5% to 11.3%    Net level premium
                              guaranteed in calculating cash
                              surrender values; for remaining
                              policies, based on company experience
                              or standard industry tables
                              established at policy issue

   Individual annuities ...   1971 IAM, 1983 IAM and A2000                3.5% to 13.4%    Present value of expected future
                              individual annuity mortality tables                          payments based on historical
                              with certain modifications based on                          experience
                              company experience established at
                              policy issue

   Group annuities ........   1951 and 1983 Group Annuity Mortality       4.0% to 17.3%    Present value of expected future
                              Tables with certain modifications                            payments based on historical
                              based on company experience                                  experience
                              established at policy issue

   Other contract                                                         2.5% to 11.5%    Present value of expected future
   liabilities ............                                                                payments based on historical
                                                                                           experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,867 million and $2,002 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2001 and 2000, respectively.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                         2001       2000
                                                         ----       ----
                                                          (In Millions)

   Individual annuities .............................  $  5,243   $  5,097
   Group annuities ..................................     1,900      2,022
   Guaranteed investment contracts and guaranteed
    interest accounts ...............................    13,031     12,852
   Interest-sensitive life contracts ................     3,788      3,809
   Dividend accumulations and other .................     9,563      8,942
                                                       --------   --------
   Policyholders' account balances ..................  $ 33,525   $ 32,722
                                                       ========   ========

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

Certain contract provisions that determine the policyholders' account balances are as follows:

                 Product                       Interest Rate             Withdrawal/Surrender Charges
-----------------------------------------  ----------------------  --------------------------------------------
    Individual annuities ................       2.5% to 16.0%      0% to 7% for up to 9 years

    Group annuities .....................       2.0% to 13.9%      Contractually limited or subject to market
                                                                   value adjustment

    Guaranteed investment contracts and
      guaranteed interest accounts ......       3.0% to 15.4%      Generally, subject to market value
                                                                   withdrawal provisions for any funds
                                                                   withdrawn other than for benefit responsive
                                                                   and contractual payments

    Interest-sensitive life contracts ...       3.0% to 6.8%       Various up to 10 years

    Dividend accumulations and other ....       2.0% to 11.5%      Generally, not subject to
                                                                   withdrawal/surrender charges, except for
                                                                   certain contracts where
                                                                   withdrawal/surrender is limited or subject
                                                                   to a market value adjustment

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                    2001                   2000                   1999
                                           ---------------------  ---------------------  ---------------------
                                            Accident   Property    Accident   Property    Accident   Property
                                              and        and         and        and         and        and
                                             Health    Casualty     Health    Casualty     Health    Casualty
                                             ------    --------     ------    --------     ------    --------
                                                                      (In Millions)
    Balance at January 1 .................   $ 1,701    $ 1,848     $ 1,735    $ 2,409     $ 2,307    $ 2,716
    Less reinsurance recoverables, net ...       246        608         378        451          50        533
                                             -------    -------     -------    -------     -------    -------
    Net balance at January 1 .............     1,455      1,240       1,357      1,958       2,257      2,183
                                             -------    -------     -------    -------     -------    -------
    Incurred related to:
      Current year .......................       632      1,440         537      1,271       4,218      1,249
      Prior years ........................       (45)      (113)        (22)      (150)        (73)       (54)
                                             -------    -------     -------    -------     -------    -------
    Total incurred .......................       587      1,327         515      1,121       4,145      1,195
                                             -------    -------     -------    -------     -------    -------
    Paid related to:
      Current year .......................       219        932         152        842       3,206        700
      Prior years ........................       312        553         265        634         874        720
                                             -------    -------     -------    -------     -------    -------
    Total paid ...........................       531      1,485         417      1,476       4,080      1,420
                                             -------    -------     -------    -------     -------    -------
    Acquisitions (dispositions) (a) ......        15         --          --       (363)       (965)        --
    Destacking ...........................        (8)    (1,082)         --         --          --         --
                                             -------    -------     -------    -------     -------    -------
    Net balance at December 31 ...........     1,518         --       1,455      1,240       1,357      1,958
    Plus reinsurance recoverables, net ...       129         --         246        608         378        451
                                             -------    -------     -------    -------     -------    -------
    Balance at December 31 ...............   $ 1,647    $    --     $ 1,701    $ 1,848     $ 1,735    $ 2,409
                                             =======    =======     =======    =======     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 accident and health reduction relates to the sale of the Company's healthcare business.

The accident and health reinsurance recoverable balance at December 31, 2001, 2000 and 1999 includes $117 million, $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The accident and health balance at January 1, 1999 includes $1,026 million attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. POLICYHOLDERS' LIABILITIES (continued)

expenses for accident and health related to prior years were primarily due to improved long-term disability claim termination experience.

9. CLOSED BLOCK

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The excess of Closed Block Liabilities over Closed Block Assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income
(loss)") represents the estimated maximum future earnings from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings in any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders and will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. As of December 31, 2001, no such additional policyholder dividends were recorded. If over such period, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

On November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2002, on Closed Block policies to reflect unfavorable investment experience that has emerged since July 1, 2000, the date the Closed Block was originally funded. This action resulted in a $104 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, 2001, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

   Closed Block Liabilities and Closed Block Assets                December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Closed Block Liabilities
       Future policy benefits ...................................       $ 47,239
       Policyholders' dividends payable .........................          1,171
       Policyholders' account balances ..........................          5,389
       Other Closed Block liabilities ...........................          4,603
                                                                        --------
            Total Closed Block Liabilities ......................       $ 58,402
                                                                        --------

   Closed Block Assets
       Total investments ........................................       $ 52,492
       Cash .....................................................          1,810
       Accrued investment income ................................            716
       Other Closed Block assets ................................            635
                                                                        --------
            Total Closed Block Assets ...........................       $ 55,653
                                                                        --------

   Excess of reported Closed Block Liabilities over Closed
     Block Assets ...............................................       $  2,749
   Portion of above representing other comprehensive income .....            792
                                                                        --------
   Maximum future earnings to be recognized from Closed
     Block Assets and Closed Block Liabilities ..................       $  3,541
                                                                        ========

Closed Block revenues and benefits and expenses for the period from the date of demutualization through December 31, 2001 were as follows:

                                                                   December 18, 2001
                                                                        through
   Closed Block Revenues and Benefits and Expenses                 December 31, 2001
                                                                   -----------------
                                                                     (In Millions)
   Revenues
     Premiums ...................................................       $    293
     Net investment income ......................................            129
     Realized investment gains, net .............................             24
     Other income ...............................................              3
                                                                        --------
       Total Closed Block revenues ..............................            449
                                                                        --------

   Benefits and Expenses
     Policyholders' benefits ....................................            288
     Interest credited to policyholders' account balances .......              5
     Dividends to policyholders .................................            100
     General and administrative expense charge ..................             33
                                                                        --------
       Total Closed Block benefits and expenses .................            426
                                                                        --------

     Closed Block benefits and expenses, net of Closed Block
       revenues before income taxes .............................             23
                                                                        --------

   Income taxes .................................................              2
                                                                        --------

   Closed Block benefits and expenses, net of Closed Block
     revenues and income taxes ..................................       $     21
                                                                        ========

10. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                             2001      2000      1999
                                             ----      ----      ----
                                                  (In Millions)

    Direct premiums .....................  $ 13,066  $ 10,686  $ 10,121
      Reinsurance assumed ...............        95        86        66
      Reinsurance ceded .................      (684)     (591)     (659)
                                           --------  --------  --------
    Premiums ............................  $ 12,477  $ 10,181  $  9,528
                                           ========  ========  ========
    Policyholders' benefits ceded .......  $    845  $    642  $    483
                                           ========  ========  ========

Reinsurance recoverables, included in "Other assets" at December 31, were as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Life insurance ......................  $    712  $    674
    Property and casualty ...............        --       628
    Other reinsurance ...................        82        76
                                           --------  --------
    Total reinsurance recoverable .......  $    794  $  1,378
                                           ========  ========

Three major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2001. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables, included in "Due from parent and affiliates" and reinsurance payables included in "Due to parent and affiliates" at December 31, 2001, were $309 million and $128 million, respectively. Reinsurance recoverables and payables are due from/to the following companies: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.P.A. and The Prumerica Life Insurance Company, Inc.

11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                             2001      2000
                                             ----      ----
                                             (In Millions)

    Commercial paper ....................  $  3,022  $  7,686
    Notes payable .......................        61     2,728
    Current portion of long-term debt ...       754       717
                                           --------  --------
    Total short-term debt ...............  $  3,837  $ 11,131
                                           ========  ========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.6% and 6.4% at December 31, 2001 and 2000, respectively.

At December 31, 2001, the Company had $4,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2001 and 2000, a portion of commercial paper borrowings were supported by $4,000 million and $3,500 million of the Company's existing lines of credit, respectively. At December 31, 2001 and 2000, the weighted average maturity of commercial paper outstanding was 21 and 25 days, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. SHORT-TERM AND LONG-TERM DEBT (continued)

Long-term Debt

Long-term debt at December 31, is as follows:

                                             Maturity
    Description                                Dates          Rate         2001      2000
    -----------                                -----          ----         ----      ----
                                                                            (In Millions)
    Fixed rate notes
      U.S. Dollar .......................    2002-2023     5.97%-8.17%    $1,066    $  758
    Floating rate notes ("FRNs")
      U.S. Dollar .......................    2002-2004             (a)       591       640
      Canadian Dollar ...................       2003               (b)        80        96
      Great Britain Pound ...............       2002               (c)        --        20
    Surplus notes .......................    2003-2025    6.875%-8.30%       989       988
                                                                          ------    ------
    Total long-term debt ................                                 $2,726    $2,502
                                                                          ======    ======

(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 2.07% to 6.99% in 2001 and 5.99% to 7.08% in 2000. The 2000 interest rate range excludes a $29 million S&P 500 index linked note which had an interest rate range of 0.10% to 0.46%.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. This rate ranged from 6.00% to 6.84% and 6.12% to 6.84% in 2001 and 2000, respectively.

(c) The interest rate on the Great Britain Pound denominated FRN was based on the three month Sterling LIBOR plus 0.10% per year. This rate ranged from 6.22% to 6.89% in 2000.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001 and 2000, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $690 million and $689 million were outstanding at December 31, 2001 and 2000, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2001, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.

Interest expense for short-term and long-term debt was $641 million, $1,056 million, and $863 million, for the years ended December 31, 2001, 2000, and 1999, respectively. Securities business related interest expense of $287 million, $456 million and $312 million for the years ended December 31, 2001, 2000 and 1999, respectively, is included in "Net investment income."

12. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                          Other
                                                                                      Postretirement
                                                               Pension Benefits          Benefits
                                                               ----------------          --------
                                                                2001       2000       2001       2000
                                                                ----       ----       ----       ----
                                                                            (In Millions)
    Change in benefit obligation
    Benefit obligation at the beginning of period ..........  $(5,461)   $(5,430)   $(1,996)   $(1,941)
    Service cost ...........................................     (167)      (140)       (18)       (29)
    Interest cost ..........................................     (431)      (427)      (150)      (151)
    Plan participants' contributions .......................       --         --         (8)        (7)
    Amendments .............................................        6        112         --        221
    Acquisitions ...........................................     (765)        --         --         --
    Variable annuity purchase ..............................      232         --         --         --
    Actuarial gains (losses) ...............................     (510)        34        (77)      (262)
    Contractual termination benefits .......................       (1)       (17)        --         --
    Benefits paid ..........................................      462        407        152        172
    Foreign currency changes ...............................       28         --          1          1
    Destacking .............................................      756         --         69         --
                                                              -------    -------    -------    -------
    Benefit obligation at end of period ....................  $(5,851)   $(5,461)   $(2,027)   $(1,996)
                                                              =======    =======    =======    =======

    Change in plan assets
    Fair value of plan assets at beginning of period .......  $10,356    $ 9,468    $ 1,560    $ 1,548
    Actual return on plan assets ...........................   (1,114)     1,270        (82)       170
    Variable annuity purchase ..............................     (232)        --         --         --
    Employer contributions .................................       81         25          9          7
    Plan participants' contributions .......................       --         --          8          7
    Benefits paid ..........................................     (462)      (407)      (152)      (172)
    Destacking .............................................       (1)        --         --         --
                                                              -------    -------    -------    -------
    Fair value of plan assets at end of period .............  $ 8,628    $10,356    $ 1,343    $ 1,560
                                                              =======    =======    =======    =======

    Funded status
    Funded status at end of period .........................  $ 2,777    $ 4,895    $  (684)   $  (436)
    Unrecognized transition (asset) liability ..............     (236)      (342)       159        207
    Unrecognized prior service costs .......................       42         65          1          1
    Unrecognized actuarial net gain ........................     (351)    (2,956)      (169)      (498)
    Effects of fourth quarter activity .....................        6          9          1          2
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

    Amounts recognized in the Statements of Financial
     Position
    Prepaid benefit cost ...................................  $ 2,570    $ 2,022    $    --    $    --
    Accrued benefit liability ..............................     (379)      (382)      (692)      (724)
    Intangible asset .......................................        2          7         --         --
    Accumulated other comprehensive income .................       45         24         --         --
                                                              -------    -------    -------    -------
    Net amount recognized ..................................  $ 2,238    $ 1,671    $  (692)   $  (724)
                                                              =======    =======    =======    =======

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $461 million, $379 million and $0 million, respectively, at September 30, 2001 and $464 million, $384 million and $1 million, respectively, at September 30, 2000.

Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,867 million and $7,381 million are included in Separate Account assets and liabilities at September 30, 2001 and 2000, respectively.

In 2001, the pension plan purchased a variable annuity contract for $232 million from Prudential Insurance. The approximate future annual benefit payment for the variable annuity contract was $14 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $395 million and $463 million of Company insurance policies at September 30, 2001 and 2000, respectively.

The benefit obligation for other postretirement benefits was not affected by amendments in 2001. The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                         Other
                                                            Pension Benefits        Postretirement Benefits
                                                            ----------------        -----------------------
                                                          2001    2000    1999       2001      2000    1999
                                                          ----    ----    ----       ----      ----    ----
                                                                          (In Millions)
     Components of net periodic (benefit) cost
     Service cost ......................................  $ 167   $ 140   $ 193       $  18    $  29   $  39
     Interest cost .....................................    431     427     410         150      150     141
     Expected return on plan assets ....................   (880)   (799)   (724)       (134)    (133)   (121)
     Amortization of transition amount .................   (106)   (106)   (106)         17       36      47
     Amortization of prior service cost ................     12      47      45         --       --      --
     Amortization of actuarial net (gain) loss .........    (85)    (77)      4         (16)     (24)    (10)
     Special termination benefits - discontinued
       operations ......................................    --      --       51         --       --        2
     Curtailment (gain) loss - discontinued
       operations ......................................    --      --     (122)        --       --      108
     Contractual termination benefits ..................      4       6      48         --       --      --
                                                          ------  -----   -----       -----    -----   -----
         Subtotal ......................................   (457)   (362)   (201)         35       58     206
     Less amounts included in discontinued operations ..    --      --       84         --              (130)
                                                          ------  -----   -----       -----    -----   -----
     Net periodic (benefit) cost .......................  $(457)  $(362)  $(117)      $  35    $  58   $  76
                                                          ======  =====   =====       =====    =====   =====

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                          Other
                                                             Pension Benefits                    Postretirement Benefits
                                                             ----------------                    -----------------------
                                                        2001       2000      1999            2001          2000          1999
                                                        ----       ----      ----            ----          ----          ----
     Weighted-average assumptions
     Discount rate (beginning of period) ...........    7.75%     7.75%      6.50%          7.75%         7.75%         6.50%
     Discount rate (end of period) .................    7.25%     7.75%      7.75%          7.25%         7.75%         7.75%
     Rate of increase in compensation levels
       (beginning of period) .......................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Rate of increase in compensation levels
       (end of period) .............................    4.50%     4.50%      4.50%          4.50%         4.50%         4.50%
     Expected return on plan assets ................    9.50%     9.50%      9.50%          9.00%         9.00%         9.00%
     Health care cost trend rates ..................     --        --         --         6.76 - 8.76%  7.10 - 9.50% 7.50 - 10.30%
     Ultimate health care cost trend rate after
       gradual decrease until 2006 .................     --        --         --            5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. EMPLOYEE BENEFIT PLANS (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                   Other
                                                          Postretirement Benefits
                                                          -----------------------
                                                                    2001
                                                                    ----
                                                               (In Millions)
     One percentage point increase
     Increase in total service and interest costs .......           $ 10
     Increase in postretirement benefit obligation ......            125

     One percentage point decrease
     Decrease in total service and interest costs .......           $  8
     Decrease in postretirement benefit obligation ......            108

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2001 and 2000 was $183 million and $152 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 3% and 3% of annual salary for 2001, 2000 and 1999, respectively. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                     401(k) Company Match
                                                                     --------------------
                                                                  2001      2000       1999
                                                                  ----      ----       ----
                                                                       (In Millions)

     Company match ......................................         $ 72      $ 62       $ 60
     Less amount included in discontinued operations ....           --        --         (8)
                                                                   ---      ----       ----
     401(k) Company match included in general and
       administrative expenses ..........................         $ 72      $ 62       $ 52
                                                                  =====     ====       ====

Stock Options

Prudential Financial adopted a stock option plan pursuant to which it may grant stock options, as well as stock appreciation rights, to employees and non-employees (i.e., statutory agents who perform services for Prudential Financial and participating subsidiaries) of the Company. Prudential Financial elected to apply Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for employee stock options, pursuant to which compensation expense is not recorded if the option exercise price is no less than the fair market value of Prudential Financial common stock on the date the option is granted. Prudential Financial charges the Company for expenses incurred in connection with grants of options to non-employees. These charges were $270 thousand in 2001.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Current tax expense (benefit)
         U.S.................................. $(1,021)   $  362    $  614
         State and local .....................      57        31        84
         Foreign .............................      43        41        (8)
                                               -------    ------    ------
         Total ...............................    (921)      434       690
     Deferred tax expense (benefit)
         U.S. ................................     765       (86)      206
         State and local .....................     (73)      (37)       44
         Foreign .............................     171        95       102
                                               -------    ------    ------
         Total ...............................     863       (28)      352
                                               -------    ------    ------
     Total income tax expense (benefit) ...... $   (58)   $  406    $1,042
                                               =======    ======    ======

The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                               2001       2000      1999
                                               ----       ----      ----
                                                      (In Millions)
     Expected federal income tax expense ..... $   (77)   $  254    $  789
     Non-deductible expenses .................     228        61        33
     Equity tax ..............................    (200)      100       190
     Non-taxable investment income ...........     (83)      (42)      (78)
     State and local income taxes ............     (12)       (4)       83
     Other ...................................      86        37        25
                                               -------    ------    ------
         Total income tax expense (benefit) .. $   (58)   $  406    $1,042
                                               =======    ======    ======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2001       2000
                                                         ----       ----
                                                          (In Millions)
     Deferred tax assets
         Insurance reserves ........................   $  1,185    $ 1,371
         Policyholder dividends ....................        231        297
         Litigation related reserves ...............         84         32
         Net operating loss carryforwards ..........         51        353
         Investments ...............................         60       (129)
                                                       --------    -------
         Deferred tax assets before valuation
         allowance .................................      1,611      1,924
         Valuation allowance .......................        (25)       (38)
                                                       --------    -------
         Deferred tax assets after valuation
         allowance .................................      1,586      1,886
                                                       --------    -------
     Deferred tax liabilities
         Deferred policy acquisition costs .........      1,212      1,858
         Net unrealized investment gains (losses) ..        845        273
         Employee benefits .........................        740         16
         Depreciation ..............................         40         71
         Other .....................................        378       (137)
                                                       --------    -------
         Deferred tax liabilities ..................      3,215      2,081
                                                       --------    -------
     Net deferred tax liability ....................   $ (1,629)   $  (195)
                                                       ========    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, respectively, the Company had federal net operating loss carryforwards of $61 million and $848 million, which expire between 2009 and 2018. At December 31, 2001 and 2000, respectively, the Company had state operating loss carryforwards for tax purposes approximating $1,867 million and $509 million, which expire between 2005 and 2021.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.   INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.

14.   STOCKHOLDER'S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In connection with the demutualization, unassigned surplus was reduced to zero, thereby limiting Prudential Insurance's ability to pay a dividend in 2002 primarily to the amount of its statutory net gain from operations, not including realized investment gains, for the period subsequent to the date of demutualization. In addition, Prudential Insurance must obtain prior non-disapproval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments and certain assets on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(896) million, $149 million and $333 million for the years ended December 31, 2001, 2000 and 1999, respectively. Statutory surplus of Prudential Insurance amounted to $6,420 million and $8,640 million at December 31, 2001 and 2000, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.   RELATED PARTY TRANSACTIONS

Service Agreements

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation, and Prudential Japan Holdings Inc. Under the agreements, the Company furnishes the services of its officers and employees, provides supplies, use of equipment, office space, accounts payable processing functions, makes operating advances, and engages in other transactions in the normal course of business. The Company charges these companies based on the level of service provided and amounts advanced. The amounts due to the Company at December 31, 2001 totaled $193 million and are included in "Due from parent and affiliates."

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and Prudential Financial makes tax payments under the consolidated federal income tax return for the Company. The Company is charged based on the level of service received and payments made on their behalf.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15.   RELATED PARTY TRANSACTIONS (continued)

The amounts due to Prudential Financial and certain subsidiaries at December 31, 2001 totaled $235 million and are included in "Due to parent and affiliates."

Notes Receivable

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company borrows funds primarily through the issuance of commercial paper, private placement medium-term notes, Eurobonds, Euro-commercial paper and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries generally at cost. At demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Loans made to destacked subsidiaries after demutualization will be made at market rates of interest. Accrued interest receivable related to these loans is included in "Due from parent and affiliates." At December 31, 2001, "Due from parent and affiliates" includes affiliated notes receivable of the following:

                                                                     Maturity
    Description                                                        Dates        Rates            2001
    -----------                                                        -----        -----            ----
                                                                                                  (In Millions)
    U.S. Dollar floating rate notes (a) .......................      2002-2005   1.78% - 7.29%         $ 2,590
    Japanese Yen fixed rate note ..............................        2008          1.92%                 565
    Great Britain Pound floating rate note ....................        2004      2.99% - 5.59%              77
                                                                                                  ------------
    Total long-term notes receivable - affiliated (b) .........                                          3,232
    Short-term notes receivable - affiliated (c) ..............                                          2,016
                                                                                                  ------------
    Total notes receivable - affiliated .......................                                        $ 5,248
                                                                                                  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which is $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Stock Based Compensation

Prudential Financial adopted a stock option plan in which eligible participants were granted options to purchase shares of Prudential Financial's common stock as discussed in Note 12.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Fixed Maturities and Equity Securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Mortgage Securitization Inventory

The estimated fair value of the mortgage securitization inventory is primarily based upon the intended exit strategy for the mortgage loans, including securitization and whole loan sales. For loans expected to be securitized, the value is estimated using a pricing model that, among other factors, considers current investor yield requirements for subordination and yield. This activity was part of operations destacked on the date of demutualization as discussed in
Note 1.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

16.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                                 2001                  2000
                                                                 ----                  ----
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Amount   Fair Value   Amount   Fair Value
                                                           ------   ----------   ------   ----------
                                                                         (In Millions)
     FINANCIAL ASSETS
     Other than trading
     Fixed maturities
         Available for sale .............................  $85,586    $85,586   $ 83,827    $83,827
         Held to maturity ...............................       --         --     12,448     12,615
     Equity securities ..................................    1,069      1,069      2,317      2,317
     Commercial loans ...................................   14,909     15,568     15,919     15,308
     Policy loans .......................................    7,930      8,867      8,046      8,659
     Short-term investments .............................    4,048      4,048      5,029      5,029
     Mortgage securitization inventory ..................       --         --      1,420      1,448
     Cash and cash equivalents ..........................    6,587      6,587      7,676      7,676
     Restricted cash and securities .....................       --         --      2,196      2,196
     Notes receivable - affiliated ......................    5,248      5,299         --         --
     Separate account assets ............................   76,736     76,736     82,217     82,217

     Trading
     Trading account assets .............................  $   882    $   882   $  7,217    $ 7,217
     Broker-dealer related receivables ..................       --         --     11,860     11,860
     Securities purchased under agreements to resell ....      110        110      5,395      5,395
     Cash collateral for borrowed securities ............       --         --      3,858      3,858

     FINANCIAL LIABILITIES
     Other than trading
     Investment contracts ...............................  $25,814    $26,346   $ 25,033    $25,359
     Securities sold under agreements to repurchase .....    5,952      5,952      7,162      7,162
     Cash collateral for loaned securities ..............    4,808      4,808      4,762      4,762
     Short-term and long-term debt ......................    6,563      6,713     13,633     13,800
     Securities sold but not yet purchased ..............       --         --        157        157
     Separate account liabilities .......................   76,736     76,736     82,217     82,217

     Trading
     Broker-dealer related payables .....................  $    --    $    --   $  5,965    $ 5,965
     Securities sold under agreements to repurchase .....      178        178      7,848      7,848
     Cash collateral for loaned securities ..............       --         --      6,291      6,291
     Securities sold but not yet purchased ..............      108        108      4,802      4,802

17.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards ("SFAS") No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Derivatives held for trading purposes were used in the Company's securities operations to meet the needs of customers and by the Company's commercial mortgage securitizations business. Both of these businesses have been destacked. Trading derivatives are also utilized in a limited-purpose subsidiary primarily through the operation of hedge portfolios. Trading derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity.

Derivatives held for trading purposes are recorded at fair value in the Consolidated Statements of Financial Position either as assets, within "Trading account assets" or "Broker-dealer related receivables," or as liabilities within "Broker-dealer related payables" or "Other liabilities." Realized and unrealized changes in fair value are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, manage the interest rate characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for special hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net." The ineffective portion of derivatives accounted for using both cash flow and fair value hedge accounting for the period ended December 31, 2001 was not material to the results of operations of the Company.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur;
(b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as a highly effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability, which normally would not be carried at fair value, will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings. For the year ended December 31, 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of the hedged item and the derivative are reported on a net basis in "Realized investment gains (losses), net."

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses are reclassified to the income statement classification of the hedged item.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                               (In Millions)
         Additions due to cumulative effect of change in accounting principle
             upon adoption of SFAS No. 133 at January 1, 2001 ..................   $  8
         Net deferred losses on cash flow hedges from January 1 to December 31,
             2001 ..............................................................      3
         Amount reclassified into current period earnings ......................    (18)
         Destacking ............................................................     15
                                                                                    ----
                  Balance, December 31, 2001 ...................................   $  8
                                                                                    ====

It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2002 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

When a derivative is designated as a foreign currency hedge and is determined to be effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). If, however, a derivative is used as a hedge of a net investment in a foreign operation, its changes in fair value, to the extent effective as a hedge, are recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)." Those amounts, before applicable taxes, were gains of $75 million in 2001, $88 million in 2000 and a loss of $47 million in 1999.

If a derivative does not qualify for hedge accounting as described above, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in its fair value are included in current earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17.  DERIVATIVE INSTRUMENTS (continued)

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

As discussed above, if an interest rate swap does not qualify for hedge accounting, changes in its fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. During the period that interest rate swaps are outstanding, net receipts or payments are included in "Net investment income." Net interest receipts (payments) were $(29) million in 2001, $11 million in 2000 and $(4) million in 1999.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The later activity was exited in connection with the restructuring of Prudential Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The tables below summarize the Company's outstanding positions by derivative instrument types at December 31, 2001 and 2000. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative gains and losses. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                Derivative Financial Instruments
                                                        December 31, 2001

                                                      Trading                 Other than Trading                   Total
                                                   ---------------  ---------------------------------------- -------------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                    Hedge Accounting          Accounting
                                                                    ----------------          ----------
                                                          Estimated           Estimated            Estimated           Estimated
                                                             Fair                Fair                 Fair                Fair
                                               Notional     Value   Notional    Value    Notional    Value   Notional    Value
                                               --------     -----   --------    -----    --------    -----   --------    -----
                                                                             (In Millions)
Swap Instruments
Interest rate
  Asset .................................      $ 16,824   $   724  $    --    $   --    $  2,039    $   69    $ 18,863  $   793
  Liability .............................        18,084       767       --        --       1,402        26      19,486      793
Currency
  Asset .................................         1,201       135      605        32         742        88       2,548      255
  Liability .............................         1,307       177       --        --         234        17       1,541      194
Equity and commodity
  Asset .................................            35         7       --        --          29         2          64        9
  Liability .............................            70         7       --        --          --        --          70        7
Forward contracts
Interest rate
  Asset .................................           600         2       --        --          --        --         600        2
  Liability .............................           851         2       --        --          --        --         851        2
Currency
  Asset .................................         2,903       100    1,006         7       3,537       127       7,446      234
  Liability .............................         3,689       111      362         6       1,016        41       5,067      158
Futures contracts
Interest rate
  Asset .................................         3,732         1       --        --       1,610        11       5,342       12
  Liability .............................           398        --       --        --         599         9         997        9
Equity and commodity
  Asset .................................           --         --       --        --         171         4         171        4
  Liability .............................           --         --       --        --         625         1         625        1
Option contracts
Interest rate
  Asset .................................        10,635        72       --        --         338         3      10,973       75
  Liability .............................         8,250        48       --        --          --        --       8,250       48
                                               --------   -------  -------    ------    --------    ------    --------  -------
Total Derivatives
  Assets ................................      $ 35,930   $ 1,041  $ 1,611    $   39    $  8,466    $  304    $ 46,007  $ 1,384
                                               ========   =======  =======    ======    ========    ======    ========  =======
  Liabilities ...........................      $ 32,649   $ 1,112  $   362    $    6    $  3,876    $   94    $ 36,887  $ 1,212
                                               ========   =======  =======    ======    ========    ======    ========  =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

                        Derivative Financial Instruments
                                December 31, 2000

                                                   Trading                  Other than Trading                       Total
                                                -------------  ---------------------------------------------     ---------------
                                                                                               Non-Hedge
                                                                                               ---------
                                                                     Hedge Accounting          Accounting
                                                                   --------------------    -------------------
                                                         Estimated              Estimated            Estimated            Estimated
                                                         ---------              ---------            ---------            ---------
                                                            Fair                   Fair                 Fair                 Fair
                                                            ----                   ----                 ----                 ----
                                                Notional   Value     Notional     Value    Notional    Value     Notional   Value
                                                --------   -----    ----------    -----    --------    -----     --------   -----
                                                                                 (In Millions)
Swap Instruments
Interest rate
  Asset ...................................     $  9,693    $  352   $   --     $  --      $ 1,908    $   57     $ 11,601    $  409
  Liability ...............................       10,521       370       --        --        2,126        81       12,647       451
Currency
  Asset ...................................            7        --       --        --          383        31          390        31
  Liability ...............................           30        34       --        --          302        20          332        54
Equity and commodity
  Asset ...................................           55        14       --        --           46        17          101        31
  Liability ...............................           55        12       --        --           --        --           55        12
Forward contracts
Interest rate
  Asset ...................................        3,469        33       --        --           --        --        3,469        33
  Liability ...............................        3,319        33       --        --           --        --        3,319        33
Currency
  Asset ...................................        6,044       185      472         9        2,319        29        8,835       223
  Liability ...............................        5,897       195      429         9           27        79        6,353       283
Equity and commodity
  Asset ...................................        2,091        75       --        --           --        --        2,091        75
  Liability ...............................        1,923        75       --        --           --        --        1,923        75
Futures contracts
Interest rate
  Asset ...................................       11,582        14       --        --        2,410        55       13,992        69
  Liability ...............................        6,513        29       --        --        1,468        21        7,981        50
Equity and commodity
  Asset ...................................          782        27       --        --           --        --          782        27
  Liability ...............................        1,324        36       --        --           --        --        1,324        36
Option contracts
Interest rate
  Asset ...................................        4,141        48       --        --           --        --        4,141        48
  Liability ...............................        4,273        29       --        --           --        --        4,273        29
Currency
  Asset ...................................        1,108        27       --        --           --        --        1,108        27
  Liability ...............................        1,174        26       --        --           --        --        1,174        26
Equity and commodity
  Asset ...................................          175         3       --        --           --        --          175         3
  Liability ...............................          126         1       --        --           --        --          126         1
                                                --------    ------   ------     -----      -------    ------     --------    ------
Total Derivatives
  Assets ..................................     $ 39,147    $  778   $  472     $   9      $ 7,066    $  189     $ 46,685    $  976
                                                ========    ======   ======     =====      =======    ======     ========    ======
  Liabilities .............................     $ 35,155    $  840   $  429     $   9      $ 3,923    $  201     $ 39,507    $1,050
                                                ========    ======   ======     =====      =======    ======     ========    ======

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2001, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11 and future minimum lease payments under non-cancelable operating leases:

                                    Short-term and     Operating
                                    Long-term Debt      Leases
                                    --------------      ------
                                              (In Millions)

    2002 ........................        $3,837         $ 126
    2003 ........................           651           108
    2004 ........................           454            95
    2005 ........................            58            77
    2006 ........................            62            68
    Beyond 2006 .................         1,501           195
                                        -------        ------
    Total .......................        $6,563         $ 669
                                        =======        ======

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2001, 2000 and 1999 was $520 million, $498 million and $456 million, respectively, excluding expenses relating to the Company's healthcare business.

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $1,727 million, of which $781 million remain available at December 31, 2001.

The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years, and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2001, financial guarantees and letters of credit issued by the Company were $325 million.

Contingencies

On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar Casualty"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, a subsidiary of the Company entered into a stop-loss reinsurance agreement with Everest whereby the subsidiary reinsured Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar Casualty's carried reserves as of the closing of the sale. The subsidiary was among those that Prudential Insurance dividended to Prudential Financial in conjunction with the destacking. Prudential Insurance has indemnified the subsidiary for any losses it may incur in connection with this agreement. As of December 31, 2001, no liability has been recorded by Prudential Insurance in connection with this agreement.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matter discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with this matter should not have a material adverse effect on the Company's financial position.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

The Company believes that its reserves related to sales practices, as of December 31, 2001, are adequate. No incremental provisions were recorded in 2001 or 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                         Year Ended December 31,
                                                     -----------------------------------------------------------------
                                                        2001       2000      1999       1998      1997       1996
                                                        ----       ----      ----       ----      ----       ----
                                                                              (In Millions)
     Liability balance at beginning of period .....       $ 253     $ 891     $3,058    $2,553      $ 963      $ --
     Charges to expense
         Remedy costs .............................         --        (54)       (99)      510      1,640       410
         Additional sales practices costs .........         --         54        199       640        390       715
                                                         -----     ------     ------   -------    -------    ------
             Total charges to expense .............         --         --        100     1,150      2,030     1,125
     Amounts paid or credited
         Remedy costs .............................         71        448      1,708       147         --        --
         Additional sales practices costs .........        130        190        559       498        440       162
                                                         -----     ------     ------   -------    -------    ------
             Total amounts paid or credited .......        201        638      2,267       645        440       162
                                                         -----     ------     ------   -------    -------    ------

     Liability balance at end of period ...........       $ 52      $ 253      $ 891    $3,058     $2,553     $ 963
                                                         =====     ======     ======   =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (1) estimates derived from an analysis of claims actually remedied (including interest); (2) a sample of claims still to be remedied; (3) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (4) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This increase was partially offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This increase was offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. Motions to dismiss certain of the amended complaints and plaintiff's motions to certify nationwide classes in the consolidated proceedings are pending. In one of the consolidated actions the court granted our motion to dismiss, in part.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                   DETERMINATION OF ACCUMULATION UNIT VALUES




A. ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for administrative expenses and mortality and expense risks. The account's .nancial statements re.ect a different breakdown of the expense structure described in the prospectus. The mortality and expense risk charges described in Item 5 therein combined with and administrative charge described in
Item 4 total the amount which is the same 1.2% per year described in Note 3A of the Notes to the account's .nancial statements. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

        INDIVIDUAL VARIABLE CONTRACT ACCOUNT VARIABLE ANNUITY CONTRACTS































                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS


(1) Financial Statements of The Prudential Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 2001; the Statements of Operations for the year ended December 31, 2001; Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries consisting of the Statements of Financial Position as of December 31, 2001 and 2000; the Consolidated Statements of Operations, Consolidated Statements of Changes in Equity, Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


(b) EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 2)

(2)  Agreements for custody of securities and similar investments--Not
     Applicable.


(3) (a) Form of Distribution Agreement between Prudential Investment Management Services LLC ("PIMS") (Underwriter) and The Prudential Insurance Company of America (Depositor). (Note 6)

     (b) Form of Selected Broker Agreement used by PIMS. (Note 6)


(4)  (a) The Prudential Discovery Plus Contract. (Note 2)


     (b) Endorsement ORD 86972-89 to the VAC-89 Contract for use in all states when issuing a Contract to a juvenile. (Note 5).

     (c) Endorsement COMB 84890-86 to the VAC-89 Contract for use in all states when issuing a Contract in a qualified market. (Note 5)

     (d) Limitation Provisions ORD 80445 Ed 8-88 to the VAC-89 Contract for use in all states. (Note 5)

     (e) Limitation Provisions VIP 7-88 to the VAC-89 Contract for use in all states. (Note 5)

     (f) Limitation Provisions WVQ 2-88 to the VAC-89 Contract for use in all states. (Note 5)

     (g) Waiver of Withdrawal Charges rider ORD 88753-92 to the VAC-89 Contract (at issue). (Note 5)

     (h) Waiver of Withdrawal Charges rider ORD 88754-92 to the VAC-89 Contract (after issue). (Note 5)

     (i)  Spousal Continuance rider ORD 89011-93. (Note 5)

     (j)  Endorsement altering the Assignment provision ORD 83921-95. (Note 5)

     (k) Endorsement altering the Death of Annuitant provision ORD 89319-95 (at issue). (Note 5)

(5)  (a) Application form for The Prudential Discovery Plus Contract. (Note 5)

     (b)  Application for an Annuity contract ORD 87348-92. (Note 5)

     (c)  Supplement to the Annuity application ORD 87454-92. (Note 5)

(6) (a) Charter of The Prudential Insurance Company of America, as amended December 18, 2001. (Note 3)

     (b) By-laws of The Prudential Insurance Company of America, as amended December 18, 2001. (Note 3)


(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:


     (a) Purchase Agreement between The Prudential Series Fund, Inc. and Prudential. (Note 5)


(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10) (a) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

     (b)  Written consent of Shea & Gardner. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements --Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)      Schedule of Performance Computations. (Note 1)

(14)      Powers of Attorney.


          Agnew, Becker, Carbone, Casellas, Cullen, Davis,
          Gilmour, Gray, Hanson, Hiner, Horner, Kelley, Malkiel, Piszel, Ryan, Schmertz, Sitter, Staheli, Thomson, Unruh, Vagelos, Van Ness, Volcker. (Note 4)


(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 24, 1998.


(Note 3) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-1, Registration No. 33-20083-01, filed April 25, 2002, on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement No. 33-20083, filed 4/10/01 on behalf of The Prudential Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4, Registration No. 33-25434, filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account Statement of Additional Information under "Directors and Officers" contained in Part B of this registration statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-75702, filed April 5, 2002, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.


ITEM 27. NUMBER OF CONTRACTOWNERS


As of August 31, 2002 there were 814 contractowners of qualified contracts offered by the Registrant, and 43,466 contractowners of non-qualified Contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.


New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (a)(3B) of Post-Effective Amendment No. 15 to Form S-1, Registration No. 33-20083-01, filed April 25, 2002, on behalf of the Prudential Variable Contract Real Property Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITER

     (a) Prudential Investment Management Services LLC (PIMS)


(a) Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Jennison Equity Opportunity Fund, Jennison Growth Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Active Balanced Fund, Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trust Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

         (b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:


NAME AND PRINCIPAL            POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH UNDERWRITER
------------------            ------------------------------
Robert F. Gunia               President

Jean D. Hamilton              Executive Vice President

Ajay Sawhney                  Executive Vice President

John R. Strangfeld            Executive Vice President

Stuart A. Abrams              Senior Vice President and Chief
                              Compliance Officer

William V. Healey             Senior Vice President, Secretary
                              and Chief Legal Officer

Margaret M. Deverell          Senior Vice President,
                              Comptroller
                              and Chief Financial
                              Officer

Carl L. McGuire               Vice President

Peter J. Boland               Vice President and Deputy
                              Chief Operating Officer

C. Edward Chaplin             Treasurer

                   ------------------

     The principal business address for the directors and officers, with the exception of Carl L. McGuire, is 751 Broad Street, Newark, NJ 07102. The principal business address for Carl L. McGuire is: c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18307.

          (c)

---------------------------------------------------------------------------
Name of Principal     Net Underwriting    Compensation on      Brokerage
Underwriter           Discounts and       Redemption           Commission
                      Commissions
---------------------------------------------------------------------------
Prudential              $9,882,075            $-0-                $-0-
Investment
Management
Services, LLC
---------------------------------------------------------------------------


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 27th day of September, 2002.



(Seal)         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

                                  (Registrant)

                 BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   (Depositor)



          SIGNATURE AND TITLE
          --------------------

  /s/          *                          /s/          *
---------------------------------      --------------------------------
      ARTHUR F. RYAN                           CAROLYNE K. DAVIS
      CHAIRMAN OF THE BOARD, PRESIDENT         DIRECTOR
      AND CHIEF EXECUTIVE OFFICER


  /s/          *                         /s/          *
---------------------------------       -------------------------------
      ANTHONY S. PISZEL                        ALLAN D. GILMOUR
      VICE PRESIDENT AND CONTROLLER            DIRECTOR
      (CHIEF ACCOUNTING OFFICER)


  /s/          *                         /s/          *
----------------------------------       ------------------------------
      RICHARD J. CARBONE                      WILLIAM H. GRAY, III
      SENIOR VICE PRESIDENT AND               DIRECTOR
      CHIEF FINANCIAL OFFICER


  /s/          *                         /s/          *
----------------------------------      -------------------------------
      FRANKLIN E. AGNEW                       JON F. HANSON
      DIRECTOR                                DIRECTOR


  /s/          *                                /s/          *
---------------------------------       -------------------------
      FREDERIC K. BECKER                      GLEN H. HINER
      DIRECTOR                                DIRECTOR


  /s/          *
---------------------------------
      GILBERT F. CASELLAS
      DIRECTOR

  /s/         *
---------------------------------
      JAMES G. CULLEN

                                          *By: C. CHRISTOPHER SPRAGUE
                                           ----------------------------
                                              C. CHRISTOPHER SPRAGUE
                                              ATTORNEY-IN-FACT

                                              September 27, 2002

         SIGNATURE AND TITLE
         --------------------

 /s/          *                              /s/          *
----------------------------               ----------------------------
     CONSTANCE J. HORNER                         RICHARD M. THOMSON
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               ----------------------------
     GAYNOR N. KELLEY                            JAMES A. UNRUH
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               ----------------------------
     BURTON G. MALKIEL                           P. ROY VAGELOS, M.D.
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               ----------------------------
     IDA F.S. SCHMERTZ                           STANLEY C. VAN NESS
     DIRECTOR                                    DIRECTOR


 /s/          *                              /s/          *
----------------------------               ----------------------------
     CHARLES R. SITTER                           PAUL A. VOLCKER
     DIRECTOR                                    DIRECTOR


 /s/          *
----------------------------
     DONALD L. STAHELI
     DIRECTOR


                                     *By:   C. CHRISTOPHER SPRAGUE
                                            ----------------------
                                            C. CHRISTOPHER SPRAGUE
                                            ATTORNEY-IN-FACT

                                            September 27, 2002

                                  EXHIBIT INDEX



(9) Opinion of Counsel and consent to its use as to the legality of the securities being registered

(10) (a) Written consent of PricewaterhouseCoopers LLP, independent accountants

     (b)  Written consent of Shea & Gardner

(13)    Schedule of Performance Computations